UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-07899
                                   811-07885

Name of Fund: BlackRock Aggregate Bond Index Fund of BlackRock Index Funds, Inc.
              Master Aggregate Bond Index Series of Quantitative Master
              Series Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock Aggregate Bond Index Fund of BlackRock Index Funds, Inc. and Master Aggregate Bond Index Series of Quantitative Master Series Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address:
      P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 12/31/06

Date of reporting period: 01/01/06 - 12/31/06

Item 1 - Report to Stockholders

ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES
FIXED INCOME   LIQUIDITY             REAL ESTATE

BlackRock Aggregate                                                    BLACKROCK
Bond Index Fund
OF BLACKROCK INDEX FUNDS, INC.

ANNUAL REPORT | DECEMBER 31, 2006

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock Aggregate Bond Index Fund

Proxy Results

During the six-month period ended December 31, 2006, BlackRock Aggregate Bond Index Fund of BlackRock Index Funds, Inc. s shareholders voted on the following proposals. On August 15, 2006, a special shareholders' meeting was adjourned with respect to the proposals until August 31, 2006, at which time they were approved. A description of the proposals and number of shares voted are as follows:

-------------------------------------------------------------------------------------------------
                                                   Shares Voted      Shares Voted    Shares Voted
                                                       For             Against         Abstain
-------------------------------------------------------------------------------------------------
To approve a new investment advisory agreement
with BlackRock Advisors, Inc.                       17,653,617         331,638         346,767
-------------------------------------------------------------------------------------------------
To approve a contingent sub-advisory agreement
with BlackRock Advisors, Inc.                       17,593,746         371,073         367,202
-------------------------------------------------------------------------------------------------

Important Tax Information

The following information is provided with respect to the net investment income distributions paid monthly by BlackRock Aggregate Bond Index Fund of BlackRock Index Funds, Inc. during the fiscal year ended December 31, 2006.

--------------------------------------------------------------------------------
Federal Obligation Interest .........................................    6.08%*
Interest-Related Dividends for Non-U.S. Residents ...................   94.72%**
--------------------------------------------------------------------------------
* The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.
** Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.


2       BLACKROCK AGGREGATE BOND INDEX FUND     DECEMBER 31, 2006

A Letter to Shareholders

Dear Shareholder

As 2007 begins, we are able to look back on 2006 as a volatile, but ultimately, a positive year for most major markets. Returns for the annual and semi-annual periods ended December 31, 2006 were as follows:

Total Returns as of December 31, 2006                                       6-month     12-month
================================================================================================
U.S. equities (Standard & Poor's 500 Index)                                 +12.74%      +15.79%
------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                + 9.38       +18.37
------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)           +14.69       +26.34
------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                         + 5.09       + 4.33
------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)              + 4.55       + 4.84
------------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse High Yield Index)                           + 8.14       +11.92
------------------------------------------------------------------------------------------------

After raising the target short-term interest rate 17 times between June 2004 and June 2006, the Federal Reserve Board (the Fed) finally opted to pause on August 8, 2006. This left the federal funds rate at 5.25%, where it remained through year-end. In interrupting its two-year interest rate-hiking campaign, the Fed acknowledged that economic growth is slowing, led by a downturn in the housing market, but has maintained a cautionary view on inflation.

Overall, it was a good 12 months for U.S. equities, despite a significant correction in the middle of the year that was largely triggered by rising interest rates, inflation fears, elevated oil prices and geopolitical uncertainties. Nevertheless, strong corporate earnings, abundant liquidity and record merger-and-acquisition activity provided a solid backdrop for stocks. Many international equity markets (with the notable exception of Japan) performed even better, outpacing U.S. stocks for the fifth consecutive year. Strength was especially notable in European equities and select emerging markets.

Bonds experienced a more modest annual return than stocks. Interest rates and bond yields moved higher for much of the year as bond prices, which move opposite of yields, declined. Prices began to improve in the summer as the economy showed signs of weakening and the Fed paused. Notably, the Treasury curve remained inverted for much of 2006. The 10-year Treasury yield ended December at 4.71%, well below the federal funds rate.

As we begin a new year, investors are left with a few key questions: Will the U.S. economy achieve a soft landing, will the Fed reverse its prior policy and cut interest rates, and how might these outcomes impact the investment climate. As you navigate the uncertainties inherent in the financial markets, we encourage you to start the year by reviewing your investment goals with your financial professional and making portfolio changes, as needed. For more reflection on 2006 and our thoughts on the year ahead, please ask your financial professional for a copy of "What's Ahead in 2007: An Investment Perspective," or view it online at www.blackrock.com/funds. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve you in the new year and beyond.

                                                  Sincerely,


                                                  /s/ Robert C. Doll, Jr.

                                                  Robert C. Doll, Jr.
                                                  President and Director/Trustee


        BLACKROCK AGGREGATE BOND INDEX FUND     DECEMBER 31, 2006              3

A Discussion With Your Fund's Portfolio Managers

      We continue to invest in a statistically selected sample of bonds correlated to the Lehman Brothers Aggregate Bond Index in an effort to offer investors returns consistent with the broader investment grade bond market.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended December 31, 2006, BlackRock Aggregate Bond Index Fund's (formerly Merrill Lynch Aggregate Bond Index Fund) Institutional and Investor A Shares had total returns of +4.18% and +4.02%, respectively. This compared to a return of +4.33% for the Fund's benchmark, the Lehman Brothers Aggregate Bond Index, for the same period. (Complete performance information can be found on pages 6 and 7 of this report to shareholders.) Although the Fund uses a stratified sampling approach to mimic the composition and performance of the Index, a minimal margin of error in total return tracking is expected in seeking to match the return of the benchmark. This often will account for the variance in returns versus the Index.

The Lehman Brothers Aggregate Bond Index is composed of three major investment sectors: U.S. government and agency issues, agency-guaranteed mortgage-backed securities (MBS) and investment grade corporate bonds. Sector weighting and security selection in the Index are determined by the representation that each sector has in the overall market. For calendar year 2006, the U.S. government and agency sector returned +3.48%, the MBS sector returned +5.16% and the corporate credit sector returned +4.26%.

These returns were realized in a year when rising interest rates and the Federal Reserve Board (the Fed) vigilance in the first half were followed by a bond market rally and the Fed pause in the second half. The Treasury yield curve was inverted for most of 2006. At the beginning of the year, the 10-year U.S. Treasury note yield stood at 4.39%, two basis points below the 4.41% yield on the two-year Treasury note. At the end of December, the 10- and two-year Treasury issues yielded 4.71% and 4.82%, respectively. Short-term interest rates were volatile during the year, rising rather steadily between January and June before declining through most of the remainder of 2006. The yield on the two-year note peaked at 5.29% in late June, and then dipped to a low of 4.52% in early December. The 10-year Treasury yield reached a high of 5.25% late in the second quarter of 2006 before falling to a low of 4.43% in early December.

The Fed raised the federal funds interest rate in five increments of 0.25% during the year, bringing the target interest rate from 4.00% to 5.25% by the end of June. However, the Fed held the interest rate steady at its meetings in August, September, October and December, helping to trigger the bond market rally that ensued. The strength in bond prices at this time was also attributed to slowing economic growth and moderating oil prices. Gross domestic product in the U.S. grew at a rate of 2.0% in the third quarter of 2006. This represented a downturn from the 2.6% growth rate for the second quarter of the year, and was considerably lower than the 5.6% rate for the first quarter. The price of oil, which had reached a high of nearly $78 per barrel in July, had fallen to roughly $61 per barrel by year-end -- the same point at which it started the year.

How was the portfolio managed during the year?

The Fund seeks to replicate the total return, before expenses, of the unmanaged Lehman Brothers Aggregate Bond Index, a widely accepted investment performance benchmark composed of dollar-denominated investment grade bonds of different types. Because it is not practical or logistically possible to create a portfolio with all of the Index positions, we construct a proxy portfolio (Master Aggregate Bond Index Series) of far fewer securities that seeks to duplicate the return of the benchmark.

The investments in the Series are determined by implementing stratified sampling techniques. Through this approach, we select securities that collectively mimic the investment characteristics of the Index at the sector and subsector levels. At December 31, 2006, the Lehman Brothers Aggregate Bond Index was composed of 7,134 securities, and the Series held 1,086 individual investments designed to match the market exposure and investment characteristics of the Index.

What changes occurred in the Index, and the portfolio, during the year?

In seeking to provide returns that are representative of the bond market as a whole, we track the sector and subsector weightings of our benchmark index rather than maintaining a bias to any specific area of the market.

At December 31, 2006, the government and agency sector of the Lehman Brothers Aggregate Bond Index was composed of 958 securities, accounting for 35.73% of the Index's total capitalization. This was in comparison to 843 issues representing 36.39% of the benchmark at December 31, 2005.


4       BLACKROCK AGGREGATE BOND INDEX FUND     DECEMBER 31, 2006

The Fund's position in this sector is designed to match the duration, yield and convexity of the Index. Therefore, any change in interest rates or the shape of the yield curve will have an identical effect on the sector's return.

The MBS sector included 3,099 securities and comprised 41.20% of the Index at December 31, 2006, versus 2,690 securities representing 40.20% of the Index at December 31, 2005. The Fund's position in the MBS sector has the same exposure to 30-year, 15-year and balloon MBS as that of the Index. Within these subsectors, exposure to coupons and issuers also are matched to that of the Index in an effort to duplicate the return of the Index's MBS sector with minimal deviation.

Within the corporate sector, there were 3,077 securities representing 23.07% of the Index at December 31, 2006, compared to 2,920 securities representing 23.41% of the Index as of December 31, 2005. As with the U.S. government sector, we seek to match investment characteristics in the portfolio's corporate sector with those of the Index. However, in the corporate sector, we also seek to mirror the credit rating and industry exposure of the benchmark.

How was the portfolio positioned at the close of the period?

We continue to use our stratified sampling techniques to create a proxy portfolio of our benchmark and offer comparable returns. With that in mind, we expect the portfolio to continue to meet its objective of providing fixed income returns consistent with those of the broader market.

Keith Anderson
Portfolio Manager

Scott Amero
Portfolio Manager

Matthew Marra
Portfolio Manager

Andrew Phillips
Portfolio Manager

January 15, 2007

--------------------------------------------------------------------------------
Effective October 2, 2006, the Fund is managed by a team of investment professionals comprised of Keith Anderson, Scott Amero, Matthew Marra and Andrew Phillips. Mr. Anderson is a Vice Chairman of BlackRock, a member of the firm's Executive and Management Committees, Chief Investment Officer for Fixed Income and Chairman of the Investment Strategy Group. He is a founding member of BlackRock, having been with the firm since 1988. Mr. Amero is a Managing Director of BlackRock, co-head of the fixed income portfolio management team and a member of the Management Committee and the Investment Strategy Group. He has been with BlackRock since 1990. Mr. Marra is a Managing Director of and portfolio manager with BlackRock and a member of the Investment Strategy Group. He joined BlackRock in 1995 and became part of the Portfolio Management Group in 1997. Mr. Phillips also is a Managing Director of and portfolio manager with BlackRock and is a member of the Investment Strategy Group. He joined BlackRock in 1991.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Effective October 2, 2006, the Fund's Class A and Class I Shares were redesignated Investor A and Institutional Shares, respectively.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
On August 17, 2006, the Board of Directors approved a proposal to liquidate the Fund. Accordingly, the Fund suspended sales of its shares effective September 11, 2006, except for certain authorized, qualified employee benefit plans, certain fee-based programs and for reinvestment of dividends and capital gains. The Fund plans on liquidating on March 29, 2007.
--------------------------------------------------------------------------------


        BLACKROCK AGGREGATE BOND INDEX FUND     DECEMBER 31, 2006              5

Performance Data

About Fund Performance

Effective October 2, 2006, the Fund's Class A and Class I Shares were redesignated Investor A and Institutional Shares, respectively.

The Fund has multiple classes of shares:

o Institutional Shares do not incur an initial sales charge (front-end load) or deferred sales charge and bear no ongoing distribution or service fees. Institutional Shares are available only to eligible investors.

o Investor A Shares do not incur an initial sales charge (front-end load) or deferred sales charge and bear no ongoing distribution fee. In addition, Investor A Shares are subject to an ongoing service fee of 0.25% (per year).

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's administrator voluntarily waived a portion of its administrative fee. Without such waiver, the Fund's performance would have been lower.

Recent Performance Results

                                                 6-Month         12-Month      Since Inception   Standardized
As of December 31, 2006                        Total Return    Total Return     Total Return     30-Day Yield
=============================================================================================================
Institutional Shares*                             +5.11%          +4.18%           +78.21%           4.95%
-------------------------------------------------------------------------------------------------------------
Investor A Shares*                                +5.08           +4.02            +74.12            4.69
-------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index**            +5.09           +4.33            +83.50             --
-------------------------------------------------------------------------------------------------------------

* Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's inception date is 4/03/97.
** This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds. Since inception total return is from 4/03/97.


6       BLACKROCK AGGREGATE BOND INDEX FUND     DECEMBER 31, 2006

Performance Data (concluded)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

A line graph depicting the growth of an investment in the Fund's Investor A Shares and Institutional Shares compared to growth of an investment in the Lehman Brothers Aggregate Bond Index. Values are from April 3, 1997 to December 2005.

                                                                          Lehman
                                                              Brothers Aggregate
            Investor A Shares*+    Institutional Shares*+           Bond Index++
4/03/97**               $10,000                   $10,000                $10,000
12/97                   $10,929                   $10,949                $10,988
12/98                   $11,832                   $11,883                $11,943
12/99                   $11,656                   $11,724                $11,845
12/00                   $12,961                   $13,082                $13,222
12/01                   $13,946                   $14,112                $14,338
12/02                   $15,286                   $15,492                $15,808
12/03                   $15,796                   $16,063                $16,457
12/04                   $16,438                   $16,757                $17,171
12/05                   $17,412                   $17,821                $18,350

* Assuming transaction costs, if any, and other operating expenses, including advisory fees.
**    Commencement of operations.
+ The Fund invests all of its assets in Master Aggregate Bond Index Series of Quantitative Master Series Trust. The Trust may invest in a statistically selected sample of fixed income securities and other types of financial instruments.
++ This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgaged-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds.

      Past performance is not indicative of future performance.

Average Annual Total Return

Institutional Shares                                                      Return
================================================================================
One Year Ended 12/31/06                                                   +4.18%
--------------------------------------------------------------------------------
Five Years Ended 12/31/06                                                 +4.78
--------------------------------------------------------------------------------
Inception (4/03/97) through 12/31/06                                      +6.11
--------------------------------------------------------------------------------

Investor A Shares                                                         Return
================================================================================
One Year Ended 12/31/06                                                   +4.02%
--------------------------------------------------------------------------------
Five Years Ended 12/31/06                                                 +4.54
--------------------------------------------------------------------------------
Inception (4/03/97) through 12/31/06                                      +5.86
--------------------------------------------------------------------------------


        BLACKROCK AGGREGATE BOND INDEX FUND     DECEMBER 31, 2006              7

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2006 and held through December 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                               Expenses Paid
                                                            Beginning          Ending         During the Period*
                                                          Account Value     Account Value      July 1, 2006 to
                                                          July 1, 2006    December 31, 2006   December 31, 2006
===============================================================================================================
Actual
===============================================================================================================
Institutional                                              $   1,000          $1,051.10          $    1.75
---------------------------------------------------------------------------------------------------------------
Investor A                                                 $   1,000          $1,050.80          $    3.08
===============================================================================================================
Hypothetical (5% annual return before expenses)**
===============================================================================================================
Institutional                                              $   1,000          $1,023.40          $    1.72
---------------------------------------------------------------------------------------------------------------
Investor A                                                 $   1,000          $1,022.09          $    3.04
---------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.34% for Institutional and .60% for Investor A), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master series in which it invests.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


8       BLACKROCK AGGREGATE BOND INDEX FUND     DECEMBER 31, 2006

Statement of Assets and Liabilities          BlackRock Aggregate Bond Index Fund

As of December 31, 2006
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Investment in Master Aggregate Bond Index Series (the "Series"),
                        at value (identified cost--$125,582,722) .............................                        $ 125,498,725
                       Receivable from administrator .........................................                               45,847
                       Prepaid expenses ......................................................                               21,001
                                                                                                                      -------------
                       Total assets ..........................................................                          125,565,573
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Dividends to shareholders ..........................................     $     493,439
                          Distributor ........................................................             5,752            499,191
                                                                                                   -------------
                       Accrued expenses ......................................................                              121,208
                                                                                                                      -------------
                       Total liabilities .....................................................                              620,399
                                                                                                                      -------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets ............................................................                        $ 124,945,174
                                                                                                                      =============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
                       Institutional Shares of Common Stock, $.0001 par value,
                        125,000,000 shares authorized ........................................                        $         950
                       Investor A Shares of Common Stock, $.0001 par value,
                        125,000,000 shares authorized ........................................                                  245
                       Paid-in capital in excess of par ......................................                          128,243,351
                       Accumulated distributions in excess of investment income --net ........     $    (198,355)
                       Accumulated realized capital losses allocated from the Series--net ....        (3,017,020)
                       Unrealized depreciation allocated from the Series--net ................           (83,997)
                                                                                                   -------------
                       Total accumulated losses--net .........................................                           (3,299,372)
                                                                                                                      -------------
                       Net Assets ............................................................                        $ 124,945,174
                                                                                                                      =============
===================================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------------
                       Institutional--Based on net assets of $99,280,052 and 9,497,871
                        shares outstanding ...................................................                        $       10.45
                                                                                                                      =============
                       Investor A--Based on net assets of $25,665,122 and 2,454,445 shares
                        outstanding ..........................................................                        $       10.46
                                                                                                                      =============

      See Notes to Financial Statements.


        BLACKROCK AGGREGATE BOND INDEX FUND     DECEMBER 31, 2006              9

Statement of Operations                      BlackRock Aggregate Bond Index Fund

For the Year Ended December 31, 2006
===================================================================================================================================
Investment Income--Net
-----------------------------------------------------------------------------------------------------------------------------------
                       Net investment income allocated from the Series:
                          Interest ...........................................................                        $  15,689,983
                          Dividends ..........................................................                               62,131
                          Securities lending--net ............................................                               18,683
                          Expenses ...........................................................                             (228,563)
                                                                                                                      -------------
                       Total income ..........................................................                           15,542,234
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
                       Administration fees ...................................................     $     597,989
                       Transfer agent fees--Institutional ....................................           203,799
                       Printing and shareholder reports ......................................           153,437
                       Service fees--Investor A ..............................................            69,017
                       Registration fees .....................................................            40,717
                       Transfer agent fees--Investor A .......................................            23,781
                       Professional fees .....................................................            11,369
                       Directors' fees and expenses ..........................................             4,904
                       Other .................................................................            11,385
                                                                                                   -------------
                       Total expenses before waiver ..........................................         1,116,398
                       Waiver of expenses ....................................................          (187,976)
                                                                                                   -------------
                       Total expenses after waiver ...........................................                              928,422
                                                                                                                      -------------
                       Investment income--net ................................................                           14,613,812
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Loss--Net
-----------------------------------------------------------------------------------------------------------------------------------
                       Realized loss on:
                          Investments--net ...................................................        (2,125,645)
                          Financial futures contracts and swaps--net .........................            (7,220)        (2,132,865)
                                                                                                   -------------
                       Change in unrealized appreciation/depreciation on investments
                        and options written--net .............................................                           (1,271,451)
                                                                                                                      -------------
                       Total realized and unrealized loss--net ...............................                           (3,404,316)
                                                                                                                      -------------
                       Net Increase in Net Assets Resulting from Operations ..................                        $  11,209,496
                                                                                                                      =============

      See Notes to Financial Statements.


10      BLACKROCK AGGREGATE BOND INDEX FUND     DECEMBER 31, 2006

Statements of Changes in Net Assets          BlackRock Aggregate Bond Index Fund

                                                                                                          For the Year Ended
                                                                                                             December 31,
                                                                                                   --------------------------------
Increase (Decrease) in Net Assets:                                                                     2006               2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ................................................     $  14,613,812      $  14,956,818
                       Realized gain (loss)--net .............................................        (2,132,865)           522,700
                       Change in unrealized appreciation/depreciation--net ...................        (1,271,451)        (8,252,890)
                                                                                                   --------------------------------
                       Net increase in net assets resulting from operations ..................        11,209,496          7,226,628
                                                                                                   --------------------------------
===================================================================================================================================
Dividends & Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net:
                          Institutional ......................................................       (13,418,121)       (13,718,703)
                          Investor A .........................................................        (1,222,074)        (1,248,365)
                       Realized gain--net:
                          Institutional ......................................................                --         (1,652,899)
                          Investor A .........................................................                --           (146,554)
                                                                                                   --------------------------------
                       Net decrease in net assets resulting from dividends and
                        distributions to shareholders ........................................       (14,640,195)       (16,766,521)
                                                                                                   --------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
                       Net decrease in net assets derived from capital share transactions ....      (232,645,124)       (26,930,863)
                                                                                                   --------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Total decrease in net assets ..........................................      (236,075,823)       (36,470,756)
                       Beginning of year .....................................................       361,020,997        397,491,753
                                                                                                   --------------------------------
                       End of year* ..........................................................     $ 124,945,174      $ 361,020,997
                                                                                                   ================================
                          * Accumulated distributions in excess of investment income--net ....     $    (198,355)     $    (195,751)
                                                                                                   ================================

      See Notes to Financial Statements.


        BLACKROCK AGGREGATE BOND INDEX FUND     DECEMBER 31, 2006             11

Financial Highlights                         BlackRock Aggregate Bond Index Fund

                                                                                            Institutional
                                                                  ----------------------------------------------------------------
The following per share data                                                             For the Year Ended
and ratios have been derived                                                                 December 31,
from information provided in                                      ----------------------------------------------------------------
the financial statements.                                           2006          2005          2004          2003          2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ...........................    $  10.51      $  10.78      $  10.91      $  10.95      $  10.50
                                                                  ----------------------------------------------------------------
Investment income--net* ......................................         .49           .44           .42           .43           .55
Realized and unrealized gain (loss)--net .....................        (.07)         (.22)          .04          (.03)          .45
                                                                  ----------------------------------------------------------------
Total from investment operations .............................         .42           .22           .46           .40          1.00
                                                                  ----------------------------------------------------------------
Less dividends and distributions:
   Investment income--net ....................................        (.48)         (.44)         (.43)         (.44)         (.55)
   Realized gain--net ........................................          --          (.05)         (.16)           --            --
                                                                  ----------------------------------------------------------------
Total dividends and distributions ............................        (.48)         (.49)         (.59)         (.44)         (.55)
                                                                  ----------------------------------------------------------------
Net asset value, end of year .................................    $  10.45      $  10.51      $  10.78      $  10.91      $  10.95
                                                                  ================================================================
==================================================================================================================================
Total Investment Return
----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ...........................        4.18%         2.09%         4.31%         3.70%         9.78%
                                                                  ================================================================
==================================================================================================================================
Ratios to Average Net Assets**
----------------------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver ......................................         .35%          .35%          .35%          .35%          .34%
                                                                  ================================================================
Expenses .....................................................         .40%          .39%          .36%          .37%          .36%
                                                                  ================================================================
Investment income--net .......................................        4.67%         4.12%         3.85%         3.95%         5.16%
                                                                  ================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) .......................    $ 99,280      $332,037      $350,026      $365,898      $360,991
                                                                  ================================================================
Portfolio turnover of the Series .............................      155.13%       147.39%       159.44%       136.76%       112.18%
                                                                  ================================================================

                                                                                             Investor A
                                                                  ----------------------------------------------------------------
The following per share data                                                             For the Year Ended
and ratios have been derived                                                                 December 31,
from information provided in                                      ----------------------------------------------------------------
the financial statements.                                           2006          2005          2004          2003          2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ...........................    $  10.51      $  10.78      $  10.91      $  10.96      $  10.50
                                                                  ----------------------------------------------------------------
Investment income--net* ......................................         .46           .41           .39           .41           .52
Realized and unrealized gain (loss)--net .....................        (.05)         (.21)          .04          (.05)          .46
                                                                  ----------------------------------------------------------------
Total from investment operations .............................         .41           .20           .43           .36           .98
                                                                  ----------------------------------------------------------------
Less dividends and distributions:
   Investment income--net ....................................        (.46)         (.42)         (.40)         (.41)         (.52)
   Realized gain--net ........................................          --          (.05)         (.16)           --            --
                                                                  ----------------------------------------------------------------
Total dividends and distributions ............................        (.46)         (.47)         (.56)         (.41)         (.52)
                                                                  ----------------------------------------------------------------
Net asset value, end of year .................................    $  10.46      $  10.51      $  10.78      $  10.91      $  10.96
                                                                  ================================================================
==================================================================================================================================
Total Investment Return
----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ...........................        4.02%         1.83%         4.05%         3.35%         9.61%
                                                                  ================================================================
==================================================================================================================================
Ratios to Average Net Assets**
----------------------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver ......................................         .60%          .60%          .60%          .60%          .59%
                                                                  ================================================================
Expenses .....................................................         .69%          .64%          .61%          .62%          .61%
                                                                  ================================================================
Investment income--net .......................................        4.41%         3.87%         3.60%         3.70%         4.91%
                                                                  ================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) .......................    $ 25,665      $ 28,984      $ 47,466      $ 63,872      $ 61,029
                                                                  ================================================================
Portfolio turnover of the Series .............................      155.13%       147.39%       159.44%       136.76%       112.18%
                                                                  ================================================================

*     Based on average shares outstanding.
** Includes the Fund's share of the Series' allocated expenses and/or investment income -- net.

      See Notes to Financial Statements.


12      BLACKROCK AGGREGATE BOND INDEX FUND     DECEMBER 31, 2006

Notes to Financial Statements                BlackRock Aggregate Bond Index Fund

1. Significant Accounting Policies:

On September 29, 2006, Merrill Lynch Aggregate Bond Index Fund, a series of Merrill Lynch Index Funds, Inc., was renamed BlackRock Aggregate Bond Index Fund (the "Fund"), a series of BlackRock Index Funds, Inc. (the "Corporation"), respectively. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end investment company. The Fund seeks to achieve its investment objective by investing all of its assets in Master Aggregate Bond Index Series (the "Series") of Quantitative Master Series Trust (the "Trust"), which has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Series reflects the Fund's proportionate interest in the net assets of the Series. The performance of the Fund is directly affected by the performance of the Series. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The percentage of the Series owned by the Fund at December 31, 2006 was 15.9%. The Fund offers two classes of shares. Effective October 2, 2006, Class I and Class A Shares were redesignated Institutional and Investor A Shares, respectively. Institutional and Investor A Shares are sold without the imposition of a front-end or deferred sales charge. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A Shares bear certain expenses related to the account maintenance of such shares and have exclusive voting rights with respect to matters relating to its account maintenance expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investment in the Series at fair value. Valuation of securities held by the Series is discussed in Note 1(a) of the Series' Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses -- The Fund records daily its proportionate share of the Series' income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Investment transactions -- Investment transactions in the Series are accounted for on a trade date basis.

(g) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Fund's financial statements has not been determined.

(h) Reclassifications -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $23,779 has been reclassified between accumulated net realized capital losses and accumulated distributions in excess of net investment income and $15,858 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses as a result of permanent differences attributable to amortization methods on


        BLACKROCK AGGREGATE BOND INDEX FUND     DECEMBER 31, 2006             13

Notes to Financial Statements (continued)    BlackRock Aggregate Bond Index Fund

fixed income securities, swap agreements, accounting for paydowns and basis differences on the sale of contributed securities. These reclassifications have no effect on net assets or net asset values per share.

2. Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 31, 2006, shareholders of the Fund approved a new Investment Advisory Agreement for the Trust on behalf of the Series with BlackRock Advisors, Inc., an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement became effective on September 29, 2006. Prior to September 29, 2006, MLIM was the manager. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.

The Corporation has entered into an Administration Agreement with BlackRock Advisors, LLC (the "Administrator"). The Fund pays a monthly fee at an annual rate of .19% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. The Administrator (and previously MLIM) has entered into a voluntary arrangement with the Fund under which expenses incurred by the Fund (excluding account maintenance fees ("service fees")) will not exceed .35%. This arrangement has a one-year term and is renewable. Prior to September 29, 2006, MLIM acted as the Fund's Administrator and was compensated at the same fee rate. For the period January 1, 2006 to September 29, 2006, MLIM earned fees of $513,053, of which $62,022 was waived. For the period September 30, 2006 to December 31, 2006, the Administrator earned fees of $84,936, all of which was waived. In addition, for the period September 30, 2006 to December 31, 2006, the Administrator reimbursed the Fund $41,018 in other operating expenses.

The Corporation has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

Pursuant to the Distribution Plans adopted by the Corporation in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing service fee. The fee is accrued daily and paid monthly at the annual rate of .25% based upon the average daily net assets of Investor A Shares.

Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, also provide account maintenance services to the Fund. The ongoing service fee compensates the Distributors and the broker-dealers (including MLPF&S) for providing account maintenance services to Investor A shareholders.

Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Administrator, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

Prior to September 29, 2006, certain officers and/or directors of the Corporation were officers and/or directors of MLIM, PSI, FAMD, FDS, and/or Merrill Lynch.

Commencing September 29, 2006, certain officers and/or directors of the Corporation are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $232,645,124 and $26,930,863 for the years ended December 31, 2006 and December 31, 2005, respectively.


14      BLACKROCK AGGREGATE BOND INDEX FUND     DECEMBER 31, 2006

Notes to Financial Statements (concluded)    BlackRock Aggregate Bond Index Fund

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Institutional Shares for the Year                                     Dollar
Ended December 31, 2006                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          9,574,285       $  99,064,840
Shares issued to shareholders in
  reinvestment of dividends ............            956,024           9,896,038
                                              ---------------------------------
Total issued ...........................         10,530,309         108,960,878
Shares redeemed ........................        (32,622,849)       (338,461,791)
                                              ---------------------------------
Net decrease ...........................        (22,092,540)      $(229,500,913)
                                              =================================

-------------------------------------------------------------------------------
Institutional Shares for the Year                                     Dollar
Ended December 31, 2005                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................         10,470,426       $ 111,757,534
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ....................          1,020,713          10,862,316
                                              ---------------------------------
Total issued ...........................         11,491,139         122,619,850
Shares redeemed ........................        (12,376,169)       (131,893,472)
                                              ---------------------------------
Net decrease ...........................           (885,030)      $  (9,273,622)
                                              =================================

-------------------------------------------------------------------------------
Investor A Shares for the Year                                        Dollar
Ended December 31, 2006                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            471,023       $   4,879,894
Shares issued to shareholders in
  reinvestment of dividends ............             89,571             929,886
                                              ---------------------------------
Total issued ...........................            560,594           5,809,780
Shares redeemed ........................           (863,411)         (8,953,991)
                                              ---------------------------------
Net decrease ...........................           (302,817)      $  (3,144,211)
                                              =================================

-------------------------------------------------------------------------------
Investor A Shares for the Year                                        Dollar
Ended December 31, 2005                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            773,702       $   8,268,069
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ....................             97,135           1,035,355
                                              ---------------------------------
Total issued ...........................            870,837           9,303,424
Shares redeemed ........................         (2,516,993)        (26,960,665)
                                              ---------------------------------
Net decrease ...........................         (1,646,156)      $ (17,657,241)
                                              =================================

4. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 was as follows:

-------------------------------------------------------------------------------
                                                12/31/2006          12/31/2005
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ......................      $  14,640,195       $  15,757,158
  Net long-term capital gains ..........                 --           1,009,363
                                              ---------------------------------
Total taxable distributions ............      $  14,640,195       $  16,766,521
                                              =================================

As of December 31, 2006, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income--net ......................         $    76,797
Undistributed long-term capital gains--net ..............                  --
                                                                  -----------
Total undistributed earnings--net .......................              76,797
Capital loss carryforward ...............................          (1,843,074)*
Unrealized losses--net ..................................          (1,533,095)**
                                                                  -----------
Total accumulated losses--net ...........................         $(3,299,372)
                                                                  ===========

* On December 31, 2006, the Fund had a net capital loss carryforward of $1,843,074, all of which expires in 2014. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the deferral of post-October capital losses for tax purposes.

5. Plan of Liquidation:

On August 17, 2006, the Board of Directors approved a proposal to liquidate the Fund. Accordingly, the Fund suspended sales of its shares effective September 11, 2006, except for certain authorized, qualified employee benefit plans, certain fee-based programs and for reinvestment of dividends and capital gains. The Fund plans on liquidating on March 29, 2007.


        BLACKROCK AGGREGATE BOND INDEX FUND     DECEMBER 31, 2006             15

Report of Independent Registered Public Accounting Firm
                                             BlackRock Aggregate Bond Index Fund

To the Shareholders and Board of Directors of BlackRock Index Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Aggregate Bond Index Fund (formerly Merrill Lynch Aggregate Bond Index
Fund), one of the series constituting BlackRock Index Funds, Inc. (the "Fund"), (formerly Merrill Lynch Index Funds, Inc.) as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Aggregate Bond Index Fund of BlackRock Index Funds, Inc. as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 27, 2007


16      BLACKROCK AGGREGATE BOND INDEX FUND     DECEMBER 31, 2006

Portfolio Information                         Master Aggregate Bond Index Series

As of December 31, 2006

Quality Ratings by                                                    Percent of
S&P/Moody's                                                    Total Investments
--------------------------------------------------------------------------------
AAA/Aaa ................................................                77.1%
AA/Aa ..................................................                 5.6
A/A ....................................................                 9.0
BBB/Baa ................................................                 7.1
Other* .................................................                 1.2
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term securities and options.

Proxy Results

During the six-month period ended December 31, 2006, Master Aggregate Bond Index Series of Quantitative Master Series Trusts' interest holders voted on the following proposals, which were approved at a special interest holders' meeting on September 29, 2006. A description of the proposals and number of units of interest voted are as follows:

-----------------------------------------------------------------------------------------------------------------
                                                     Units of Interest     Units of Interest    Units of Interest
                                                         Voted For           Voted Against        Voted Abstain
-----------------------------------------------------------------------------------------------------------------
To approve a new investment advisory agreement
with BlackRock Advisors, Inc.                           785,917,241            3,561,273            3,704,938
-----------------------------------------------------------------------------------------------------------------
To approve a contingent sub-advisory agreement
with BlackRock Advisors, Inc.                           785,300,176            3,975,768            3,907,506
-----------------------------------------------------------------------------------------------------------------


        BLACKROCK AGGREGATE BOND INDEX FUND     DECEMBER 31, 2006             17

Summary Schedule of Investments               Master Aggregate Bond Index Series
As of December 31, 2006                                        (in U.S. dollars)

This summary schedule of investments is presented to help investors focus on the Series' principal holdings. It includes the Series' 50 largest holdings and each investment of any issuer that exceeds 1% of the Series' net assets. "Other Securities" represent all issues not required to be disclosed under the rules adopted by the Securities and Exchange Commission. A complete schedule of investments is available without charge, upon request, by calling 800-441-7762 or on the Securities and Exchange Commission's Web site at http://www.sec.gov.

====================================================================================================================================
                                                                Interest           Maturity                               Percent of
                 Issue                         Face Amount        Rate              Date(s)                 Value         Net Assets
====================================================================================================================================
U.S. Government  Fannie Mae                   $ 27,030,000       5.75%             2/15/2008            $ 27,189,774           3.4%
& Agency                                        21,425,000       4.50             10/15/2008              21,233,846           2.7
Obligations                                      4,335,000       4.875             4/15/2009               4,323,057           0.5
                                                28,855,000       6.625             9/15/2009              30,045,067           3.8
                                                 3,140,000       5.125             4/15/2011               3,162,454           0.4
                                                31,035,000       6.00              5/15/2011              32,314,666           4.1
                                                 8,430,000       4.375             3/15/2013               8,160,147           1.0
                                                 2,375,000    3.25 - 7.25    1/15/2008 - 5/15/2030         2,729,864           0.3
                 -------------------------------------------------------------------------------------------------------------------
                 Freddie Mac                     4,860,000       5.75              4/15/2008               4,895,920           0.6
                                                 5,555,000       5.125             4/18/2008               5,553,600           0.7
                                                10,820,000       4.875             2/17/2009              10,791,111           1.4
                                                21,970,000       4.125             7/12/2010              21,409,853           2.7
                                                 8,355,000       4.875            11/15/2013               8,304,009           1.0
                                                 8,655,000       6.75              9/15/2029              10,403,466           1.3
                                                 3,820,000    4.75 - 5.00   1/19/2016 - 12/14/2018         3,743,009           0.5
                 -------------------------------------------------------------------------------------------------------------------
                 U.S. Treasury Bonds            14,375,000       8.75              5/15/2017              19,017,679           2.4
                                                 7,275,000       8.50              2/15/2020               9,825,229           1.2
                                                 1,805,000       8.125             8/15/2021               2,408,969           0.3
                                                 8,225,000       6.25              8/15/2023               9,467,107           1.2
                                                 2,950,000       6.875             8/15/2025               3,652,009           0.5
                                                 3,680,000       6.375             8/15/2027               4,378,913           0.5
                                                 3,110,000   4.50 - 5.375    2/15/2031 - 2/15/2036         3,123,340           0.4
                 -------------------------------------------------------------------------------------------------------------------
                 U.S. Treasury Notes             6,325,000       4.00             11/15/2012               6,106,838           0.8
                                                 3,300,000       4.875             8/15/2016               3,339,445           0.4
                 -------------------------------------------------------------------------------------------------------------------
                 Other Securities                                                                          1,530,358           0.2
                 -------------------------------------------------------------------------------------------------------------------
                 Total U.S. Government & Agency Obligations (Cost--$258,210,007)                         257,109,730          32.3
====================================================================================================================================
U.S. Government  Freddie Mac Mortgage            3,708,431       4.00        9/01/2020 - 1/01/2021         3,488,527           0.4
Agency           Participation Certificates     32,105,868       4.50       2/01/2011 - 12/01/2035        30,880,468           3.9
Mortgage-Backed                                 81,281,592       5.00       11/01/2017 - 5/01/2036        78,857,309           9.9
Securities*                                     80,317,736       5.50        4/01/2014 - 7/01/2036        79,516,154          10.0
                                                 3,169,511       6.00       4/01/2016 - 10/01/2017         3,215,293           0.4
                                                14,102,009       6.50        7/01/2015 - 9/01/2036        14,402,406           1.8
                                                 2,895,844       7.00       1/01/2011 - 11/01/2032         2,980,239           0.4
                                                 1,273,789   7.50 - 12.50    5/01/2007 - 9/01/2032         1,338,923           0.2
                 -------------------------------------------------------------------------------------------------------------------
                 Ginnie Mae MBS Certificates     2,545,281       4.50              9/15/2035               2,404,603           0.3
                                                 7,880,405       5.00        4/15/2035 - 5/15/2036         7,666,951           1.0
                                                13,580,783       5.50        1/15/2035 - 5/15/2036        13,517,400           1.7
                                                11,008,153       6.00       4/20/2026 - 1/15/2037 (b)     11,167,402           1.4
                                                 3,644,704     6.50-9.50    4/15/2013 - 11/15/2034         3,770,905           0.5
                 -------------------------------------------------------------------------------------------------------------------
                 Other Securities                                                                          2,798,340           0.3
                 -------------------------------------------------------------------------------------------------------------------
                 Total U.S. Government Agency Mortgage-Backed Securities (Cost--$256,670,363)            256,004,920          32.2
                 ===================================================================================================================


18      BLACKROCK AGGREGATE BOND INDEX FUND     DECEMBER 31, 2006

Summary Schedule of Investments (continued)   Master Aggregate Bond Index Series
                                                               (in U.S. dollars)

                             Face                                                                                         Percent of
                           Amount   Non-Government Agency Mortgage-Backed Securities*                       Value         Net Assets
====================================================================================================================================
Collateralized                      Residential Accredit Loans, Inc. (a):
Mortgage              $ 7,335,736         Series 2005-QS12 Class A8, 5.66% due 8/25/2035                $  7,339,726           0.9%
Obligations             6,748,821         Series 2006-QA9 Class A1, 5.50% due 11/25/2036                   6,736,883           0.9
                                                                                                        ----------------------------
                                                                                                          14,076,609           1.8
====================================================================================================================================
Commercial              2,280,000   Banc of America Commercial Mortgage, Inc. Series 2005-4
Mortgage-Backed                     Class A5A, 4.933% due 7/10/2045                                        2,217,636           0.3
Securities              8,500,000   Capital Auto Receivables Asset Trust Series 2004-2
                                    Class A3, 3.58% due 1/15/2009                                          8,402,794           1.1
                        2,463,075   First Union NB-Bank of America Commercial Series 2001-C1
                                    Class A2, 6.136% due 3/15/2033                                         2,527,874           0.3
                        9,500,000   Ford Credit Auto Owner Trust Series 2006-B
                                    Class A2A, 5.42% due 7/15/2009                                         9,505,736           1.2
                        2,750,000   GE Capital Commercial Mortgage Corp. Series 2005-C1
                                    Class A2, 4.353% due 6/10/2048                                         2,682,699           0.3
                        7,825,000   Honda Auto Receivables Owner Trust Series 2006-3
                                    Class A3, 5.12% due 10/15/2010                                         7,815,363           1.0
                                    JPMorgan Chase Commercial Mortgage Securities Corp.:
                        2,530,000         Series 2001-CIB3 Class A3, 6.465% due 11/15/2035                 2,654,782           0.3
                        2,174,000         Series 2001-CIB3 Class B, 6.678% due 11/15/2035                  2,308,867           0.3
                        3,050,000         Series 2001-CIBC Class B, 6.446% due 3/15/2033                   3,178,611           0.4
                        1,830,000         Series 2005-LDP4 Class AM, 4.999% due 10/15/2042 (a)             1,782,174           0.2
                        2,740,000         Series 2006-LDP7 Class A4, 5.875% due 4/15/2045 (a)              2,862,536           0.4
                                    Morgan Stanley Capital I:
                        1,940,506         Series 1999-RM1 Class A2, 6.71% due 12/15/2031                   1,976,444           0.2
                        5,315,000         Series 1999-WF1 Class B, 6.32% due 11/15/2031                    5,393,953           0.7
                        2,525,000         Series 2005-T19 Class A2, 4.725% due 6/12/2047                   2,483,196           0.3
                        7,275,000   Nissan Auto Receivables Owner Trust Series 2006-A
                                    Class A3, 4.74% due 9/15/2009                                          7,233,847           0.9
                        2,200,000   Wachovia Bank Commercial Mortgage Trust Series 2006-C28
                                    Class A4, 5.572% due 10/15/2048                                        2,232,131           0.3
                        7,500,000   Whole Auto Loan Trust Series 2004-1 Class A4, 3.26% due 3/15/2011      7,370,580           0.9
                                    Other Securities                                                       9,450,518           1.2
                                                                                                        ----------------------------
                                                                                                          82,079,741          10.3
------------------------------------------------------------------------------------------------------------------------------------
                                    Total Non-Government Agency Mortgage-Backed Securities
                                    (Cost--$96,035,415)                                                   96,156,350          12.1
====================================================================================================================================

Industry                            Corporate Bonds
====================================================================================================================================
Aerospace &                         Other Securities                                                       5,522,684           0.7
Defense
------------------------------------------------------------------------------------------------------------------------------------
Air Freight &                       Other Securities                                                         114,098           0.0
Logistics
------------------------------------------------------------------------------------------------------------------------------------
Airlines                            Other Securities                                                         790,216           0.1
------------------------------------------------------------------------------------------------------------------------------------
Auto Components                     Other Securities                                                         389,388           0.0
------------------------------------------------------------------------------------------------------------------------------------
Automobiles                         Other Securities                                                       1,295,563           0.2
------------------------------------------------------------------------------------------------------------------------------------
Beverages                           Other Securities                                                       2,440,035           0.3
------------------------------------------------------------------------------------------------------------------------------------
Biotechnology                       Other Securities                                                         656,874           0.1
------------------------------------------------------------------------------------------------------------------------------------
Building Products                   Other Securities                                                         228,296           0.0
------------------------------------------------------------------------------------------------------------------------------------
Capital Markets                     Other Securities                                                      12,934,503           1.6
------------------------------------------------------------------------------------------------------------------------------------
Chemicals                           Other Securities                                                       2,107,178           0.3
------------------------------------------------------------------------------------------------------------------------------------
Commercial Banks                    PNC Funding Corp., 4.20% due 3/10/2008 (c)                               490,638           0.1
                                    Other Securities                                                      19,327,623           2.4
                                                                                                        ----------------------------
                                                                                                          19,818,261           2.5
------------------------------------------------------------------------------------------------------------------------------------
Commercial Services                 Other Securities                                                       2,992,688           0.4
& Supplies
------------------------------------------------------------------------------------------------------------------------------------
Communications Equipment            Other Securities                                                       1,374,998           0.2
------------------------------------------------------------------------------------------------------------------------------------
Computers & Peripherals             Other Securities                                                       1,595,788           0.2
------------------------------------------------------------------------------------------------------------------------------------
Construction Materials              Other Securities                                                         607,254           0.1
------------------------------------------------------------------------------------------------------------------------------------


        BLACKROCK AGGREGATE BOND INDEX FUND     DECEMBER 31, 2006             19

Summary Schedule of Investments (continued)   Master Aggregate Bond Index Series
                                                               (in U.S. dollars)

                                                                                                                          Percent of
Industry                            Corporate Bonds                                                         Value         Net Assets
====================================================================================================================================
Consumer Finance                    Other Securities                                                    $  6,415,183           0.8%
------------------------------------------------------------------------------------------------------------------------------------
Containers & Packaging              Other Securities                                                         338,182           0.0
------------------------------------------------------------------------------------------------------------------------------------
Diversified Consumer                Other Securities                                                         299,063           0.0
Services
------------------------------------------------------------------------------------------------------------------------------------
Diversified Financial               Other Securities                                                      14,773,902           1.9
Services
------------------------------------------------------------------------------------------------------------------------------------
Diversified                         Other Securities                                                      11,021,731           1.4
Telecommunication
Services
------------------------------------------------------------------------------------------------------------------------------------
Electric Utilities                  Other Securities                                                       6,333,673           0.8
------------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment                Other Securities                                                         251,176           0.0
------------------------------------------------------------------------------------------------------------------------------------
Energy Equipment & Services         Other Securities                                                         442,545           0.1
------------------------------------------------------------------------------------------------------------------------------------
Food & Staples Retailing            Other Securities                                                       2,845,720           0.4
------------------------------------------------------------------------------------------------------------------------------------
Food Products                       Other Securities                                                       4,031,205           0.5
------------------------------------------------------------------------------------------------------------------------------------
Gas Utilities                       Other Securities                                                         750,460           0.1
------------------------------------------------------------------------------------------------------------------------------------
Health Care Equipment &             Other Securities                                                         821,823           0.1
Supplies
------------------------------------------------------------------------------------------------------------------------------------
Health Care Providers &             Other Securities                                                       1,099,916           0.1
Services
------------------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure       Other Securities                                                         960,719           0.1
------------------------------------------------------------------------------------------------------------------------------------
Household Durables                  Other Securities                                                       2,369,654           0.3
------------------------------------------------------------------------------------------------------------------------------------
Household Products                  Other Securities                                                       1,004,765           0.1
------------------------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates            Other Securities                                                       1,493,861           0.2
------------------------------------------------------------------------------------------------------------------------------------
Insurance                           Other Securities                                                       7,090,780           0.9
------------------------------------------------------------------------------------------------------------------------------------
Machinery                           Other Securities                                                       2,395,558           0.3
------------------------------------------------------------------------------------------------------------------------------------
Media                               Other Securities                                                       8,629,537           1.1
------------------------------------------------------------------------------------------------------------------------------------
Metals & Mining                     Other Securities                                                       2,466,998           0.3
------------------------------------------------------------------------------------------------------------------------------------
Multi-Utilities                     Other Securities                                                       4,733,464           0.6
------------------------------------------------------------------------------------------------------------------------------------
Multiline Retail                    Other Securities                                                       2,846,501           0.4
------------------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels         Other Securities                                                      13,431,524           1.7
------------------------------------------------------------------------------------------------------------------------------------
Paper & Forest Products             Other Securities                                                       1,740,784           0.2
------------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals                     Other Securities                                                       3,623,647           0.5
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment              Other Securities                                                       5,102,797           0.6
Trusts (REITs)
------------------------------------------------------------------------------------------------------------------------------------
Road & Rail                         Other Securities                                                       2,641,151           0.3
------------------------------------------------------------------------------------------------------------------------------------
Software                            Other Securities                                                         812,484           0.1
------------------------------------------------------------------------------------------------------------------------------------
Specialty Retail                    Other Securities                                                         760,679           0.1
------------------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage Finance          Other Securities                                                       2,328,496           0.3
------------------------------------------------------------------------------------------------------------------------------------
Tobacco                             Other Securities                                                         374,848           0.0
------------------------------------------------------------------------------------------------------------------------------------
Wireless Telecommunication          Other Securities                                                       3,660,931           0.5
Services
------------------------------------------------------------------------------------------------------------------------------------
                                    Total Corporate Bonds (Cost--$171,517,767)                           170,761,581          21.5
====================================================================================================================================

                                    Foreign Government Obligations
====================================================================================================================================
                                    Other Securities                                                      14,711,374           1.8
------------------------------------------------------------------------------------------------------------------------------------
                                    Total Foreign Government Obligations
                                    (Cost--$14,740,148)                                                   14,711,374           1.8
====================================================================================================================================

                                    Capital Trusts
====================================================================================================================================
Oil, Gas & Consumable Fuels         Other Securities                                                          82,575           0.0
------------------------------------------------------------------------------------------------------------------------------------
                                    Total Capital Trusts (Cost--$77,141)                                      82,575           0.0
====================================================================================================================================


20      BLACKROCK AGGREGATE BOND INDEX FUND     DECEMBER 31, 2006

Summary Schedule of Investments (concluded)   Master Aggregate Bond Index Series
                                                               (in U.S. dollars)

                                                                                                                          Percent of
State                               Municipal Bonds                                                         Value         Net Assets
====================================================================================================================================
Illinois                            Other Securities                                                    $    862,560           0.1%
------------------------------------------------------------------------------------------------------------------------------------
Texas                               Other Securities                                                       1,028,477           0.1
------------------------------------------------------------------------------------------------------------------------------------
                                    Total Municipal Bonds (Cost--$1,859,936)                               1,891,037           0.2
====================================================================================================================================

                             Face
                           Amount   Short-Term Securities
====================================================================================================================================
U.S. Government       $10,100,000   Federal Home Loan Bank System, 4.80% due 1/02/2007                    10,100,000           1.3
Agency Obligations**
------------------------------------------------------------------------------------------------------------------------------------
                                    Total Short-Term Securities (Cost--$10,100,000)                       10,100,000           1.3
====================================================================================================================================
                                    Total Investments (Cost--$809,210,777)                               806,817,567         101.4
====================================================================================================================================

                        Number of
                        Contracts   Options Written
====================================================================================================================================
Call Options Written          13++  Pay a fixed rate of 4.40% and receive a floating rate based on
                                    3-month LIBOR, expiring December 2007, Broker Deutsche Bank AG (d)       (46,528)         (0.0)
------------------------------------------------------------------------------------------------------------------------------------
Put Options Written           13++  Receive a fixed rate of 5.40% and pay a floating rate based on
                                    3-month LIBOR, expiring December 2007, Broker Deutsche Bank AG (d)       (70,694)         (0.0)
                                    Total Options Written (Premiums Received--$225,280)                     (117,222)         (0.0)
====================================================================================================================================
Total Investments, Net of Options Written (Cost--$808,985,497+)                                          806,700,345         101.4

Liabilities in Excess of Other Assets                                                                    (11,249,580)         (1.4)
                                                                                                        ----------------------------
Net Assets                                                                                              $795,450,765         100.0%
                                                                                                        ============================

* Mortgage-Backed Securities are subject to principal paydowns. As a result of prepayments or refinancing of the underlying mortgage instruments, the average life may be substantially less than the original maturity.
** Short-Term U.S. Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase.
+ The cost and unrealized appreciation (depreciation) of investments, net of options written, as of December 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ..............................               $ 810,556,690
                                                                  =============
      Gross unrealized appreciation ...............               $   5,949,743
      Gross unrealized depreciation ...............                  (9,806,088)
                                                                  -------------
      Net unrealized depreciation .................               $  (3,856,345)
                                                                  =============

++    One contract represents a notional amount of $1,000,000.
(a)   Floating rate security.
(b) Represents or includes a "to-be-announced" transaction. The Series has committed to purchasing and/or selling securities for which all specific information is not available at this time.
(c) Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                Purchase       Sale       Realized     Interest
      Affiliate                   Cost         Cost         Gain        Income
      --------------------------------------------------------------------------
      BlackRock Liquidity
        Series, LLC
        Money Market
        Series                     --     $(50,141,250)*     --        $51,939
      PNC Funding Corp.,
        4.20% due 3/10/2008        --           --           --        $20,942
      --------------------------------------------------------------------------
      *     Represents net sale cost.

(d) This European style swaption, which can be exercised only to the expiration date, represents a standby commitment whereby the Series is obligated to enter into a predetermined interest rate swap contract upon exercise of swaption.
o "Other Securities" represent issues that are not identified as the 50 largest holdings of the Series and issues not exceeding 1% of net assets.
o For Series compliance purposes, the Series' industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

      See Notes to Financial Statements.


        BLACKROCK AGGREGATE BOND INDEX FUND     DECEMBER 31, 2006             21

Statement of Assets and Liabilities           Master Aggregate Bond Index Series

As of December 31, 2006
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value (identified
                        cost--$808,711,012) ............................................                            $   806,326,929
                       Investments in affiliated securities, at value (identified
                        cost--$499,765) ................................................                                    490,638
                       Cash ............................................................                                  1,146,457
                       Receivables:
                          Securities sold ..............................................      $    11,183,065
                          Interest .....................................................            8,468,684
                          Contributions ................................................            5,594,333
                          Paydowns .....................................................                4,020            25,250,102
                                                                                              ---------------
                       Prepaid expenses and other assets ...............................                                      8,375
                                                                                                                    ---------------
                       Total assets ....................................................                                833,222,501
                                                                                                                    ---------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
                       Options written, at value (premiums received--$225,280) .........                                    117,222
                       Payables:
                          Securities purchased .........................................           37,113,513
                          Withdrawals ..................................................              345,482
                          Other affiliates .............................................                9,798
                          Investment adviser ...........................................                6,913            37,475,706
                                                                                              ---------------
                       Accrued expenses and other liabilities ..........................                                    178,808
                                                                                                                    ---------------
                       Total liabilities ...............................................                                 37,771,736
                                                                                                                    ---------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets ......................................................                            $   795,450,765
                                                                                                                    ---------------
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
                       Investors' capital ..............................................                            $   797,735,917
                       Unrealized depreciation--net ....................................                                 (2,285,152)
                                                                                                                    ---------------
                       Net Assets ......................................................                            $   795,450,765
                                                                                                                    ===============

      See Notes to Financial Statements.


22      BLACKROCK AGGREGATE BOND INDEX FUND     DECEMBER 31, 2006

Statement of Operations                       Master Aggregate Bond Index Series

For the Year Ended December 31, 2006
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
                       Interest (including $20,942 from affiliates) ....................                            $    47,771,107
                       Dividends .......................................................                                    178,165
                       Securities lending--net .........................................                                     51,939
                                                                                                                    ---------------
                       Total income ....................................................                                 48,001,211
                                                                                                                    ---------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
                       Accounting services .............................................      $       229,475
                       Professional fees ...............................................              147,395
                       Custodian fees ..................................................              116,026
                       Pricing fees ....................................................              105,823
                       Investment advisory fees ........................................               95,790
                       Trustees' fees and expenses .....................................                8,204
                       Interest expense ................................................                4,368
                       Printing and shareholder reports ................................                  806
                       Other ...........................................................               17,485
                                                                                              ---------------
                       Total expenses ..................................................                                    725,372
                                                                                                                    ---------------
                       Investment income--net ..........................................                                 47,275,839
                                                                                                                    ---------------
===================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investments--net .............................................           (2,882,298)
                          Financial futures contracts and swaps--net ...................                8,538            (2,873,760)
                                                                                              ---------------
                       Change in unrealized appreciation/depreciation on:
                          Investments--net .............................................           (3,852,949)
                          Options written--net .........................................              108,058            (3,744,891)
                                                                                              -------------------------------------
                       Total realized and unrealized loss--net .........................                                 (6,618,651)
                                                                                                                    ---------------
                       Net Increase in Net Assets Resulting from Operations ............                            $    40,657,188
                                                                                                                    ===============

      See Notes to Financial Statements.


        BLACKROCK AGGREGATE BOND INDEX FUND     DECEMBER 31, 2006             23

Statements of Changes in Net Assets           Master Aggregate Bond Index Series

                                                                                                       For the Year Ended
                                                                                                          December 31,
                                                                                              -------------------------------------
Increase (Decrease) in Net Assets:                                                                 2006                  2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ..........................................      $    47,275,839       $    38,434,655
                       Realized loss--net ..............................................           (2,873,760)           (2,016,969)
                       Change in unrealized appreciation/depreciation--net .............           (3,744,891)          (14,667,377)
                                                                                              -------------------------------------
                       Net increase in net assets resulting from operations ............           40,657,188            21,750,309
                                                                                              -------------------------------------
===================================================================================================================================
Capital Transactions
-----------------------------------------------------------------------------------------------------------------------------------
                       Proceeds from contributions .....................................          267,930,355           353,608,983
                       Fair value of withdrawals .......................................         (517,719,844)         (210,997,412)
                                                                                              -------------------------------------
                       Net increase (decrease) in net assets derived from capital
                        transactions ...................................................         (249,789,489)          142,611,571
                                                                                              -------------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets .........................         (209,132,301)          164,361,880
                       Beginning of year ...............................................        1,004,583,066           840,221,186
                                                                                              -------------------------------------
                       End of year .....................................................      $   795,450,765       $ 1,004,583,066
                                                                                              =====================================

      See Notes to Financial Statements.


24      BLACKROCK AGGREGATE BOND INDEX FUND     DECEMBER 31, 2006

Financial Highlights                          Master Aggregate Bond Index Series

                                                                                  For the Year Ended December 31,
The following ratios have been derived from                     ------------------------------------------------------------------
information provided in the financial statements.                  2006          2005          2004          2003          2002
==================================================================================================================================
Total Investment Return
----------------------------------------------------------------------------------------------------------------------------------
                       Total investment return ..............         4.48%         2.48%         4.58%         3.92%        10.13%
                                                                ==================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses, excluding interest expense .          .08%          .06%          .06%          .06%          .08%
                                                                ==================================================================
                       Expenses .............................          .08%          .06%          .06%          .06%          .08%
                                                                ==================================================================
                       Investment income--net ...............         4.94%         4.41%         4.13%         4.22%         5.37%
                                                                ==================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands)   $  795,451    $1,004,583    $  840,221    $  883,027    $  716,568
                                                                ==================================================================
                       Portfolio turnover ...................       155.13%       147.39%       159.44%       136.76%       112.18%
                                                                ==================================================================

      See Notes to Financial Statements.


        BLACKROCK AGGREGATE BOND INDEX FUND     DECEMBER 31, 2006             25

Notes to Financial Statements                 Master Aggregate Bond Index Series

1. Significant Accounting Policies:

Master Aggregate Bond Index Series (the "Series"), a non-diversified investment company, is part of Quantitative Master Series Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Series, subject to certain limitations. The Series' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Series.

(a) Valuation of investments -- Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Series from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

Equity securities held by the Series that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the OTC markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The value of such securities used in computing the net assets of the Series are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Series' net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments -- The Series may engage in various portfolio investment techniques to provide liquidity or as a proxy for a direct investment in securities underlying the Series' index. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of underlying security or index, or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Series may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Series deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value


26      BLACKROCK AGGREGATE BOND INDEX FUND     DECEMBER 31, 2006

Notes to Financial Statements (continued)     Master Aggregate Bond Index Series

      of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Series may purchase and write call and put options. When the Series writes an option, an amount equal to the premium received by the Series is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Swaps -- The Series may enter into swap agreements, which are OTC contracts in which the Series and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Series are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Reverse repurchase agreements -- The Series may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Series sells securities to the counterparty and agrees to repurchase them at a mutually agreed upon date and price, and may exchange their respective commitments to pay or receive interest. If the counterparty defaults on its obligation, the Series' ability to receive interest will be delayed or limited. Furthermore, if the Series does not have sufficient client income to pay its obligation under the reverse repurchase agreement, the Series would be in default and the counterparty would be able to terminate the repurchase agreement. At the time the Series enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing cash, or cash equivalents of liquid high grade debt securities having a value at least equal to the repurchase price.

(d) Income taxes -- The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. It is intended that the Series' assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Series amortizes all premiums and discounts on debt securities.

(f) Dollar rolls -- The Series may sell securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.

(g) Securities lending -- The Series may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Series and any additional required collateral is delivered to the Series on the next business day. Where the Series receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Series typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Series receives cash collateral, it may invest such collateral and retain the amount earned on such investments, net of any amount rebated to the borrower. Loans of securities are


        BLACKROCK AGGREGATE BOND INDEX FUND     DECEMBER 31, 2006             27

Notes to Financial Statements (continued)     Master Aggregate Bond Index Series

terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Series may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Series could experience delays and costs in gaining access to the collateral. The Series also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(h) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Series' financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Series' financial statements has not been determined.

2. Investment Advisory Agreement and Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On September 29, 2006, shareholders of the investors of the Series approved a new Investment Advisory Agreement for the Trust with the Manager. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Trust and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Manager. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.

The Manager is responsible for the management of the Series' portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays a monthly fee at an annual rate of .01% of the average daily value of the Series' net assets. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Financial Management, Inc., an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly fee that is a percentage of the management fee paid by the Series to the Manager.

Merrill Lynch Trust Company ("MLTC"), a wholly owned subsidiary of Merrill Lynch, is the Series' custodian.

The Trust, on behalf of the Series, has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of the Manager, or its affiliates. Pursuant to that order, the Trust has retained BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Trust and the Series, invest cash collateral received by the Series for such loans, among other things, in a private investment Series managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended December 31, 2006, BIM received $21,709 in securities lending agent fees from the Series.

For the year ended December 31, 2006, the Series reimbursed FAM and the Manager $17,513 and $4,878, respectively, for certain accounting services.


28      BLACKROCK AGGREGATE BOND INDEX FUND     DECEMBER 31, 2006

Notes to Financial Statements (concluded)     Master Aggregate Bond Index Series

Prior to September 29, 2006, certain officers and/or trustees of the Trust were officers and/or directors of FAM, PSI, MLTC, Merrill Lynch, MLIM, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or trustees of the Trust are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the year ended December 31, 2006 were $1,562,414,709 and $1,833,546,453, respectively.

Transactions in options written for the year ended December 31, 2006 were as follows:

--------------------------------------------------------------------------------
                                                          Number of     Premiums
                                                          Contracts     Received
--------------------------------------------------------------------------------
Outstanding call options written,
  beginning of year ...........................              --               --
Options written ...............................              13+        $ 85,760
                                                        ------------------------
Outstanding call options written,
  end of year .................................              13+        $ 85,760
                                                        ========================
+     One contract represents a notional amount of $1,000,000.

--------------------------------------------------------------------------------
                                                          Number of     Premiums
                                                          Contracts     Received
--------------------------------------------------------------------------------
Outstanding put options written,
  beginning of year ...........................              --               --
Options written ...............................              13+        $139,520
                                                        ------------------------
Outstanding put options written,
  end of year .................................              13+        $139,520
                                                        ========================
+     One contract represents a notional amount of $1,000,000.

4. Reverse Repurchase Agreement:

For the year ended December 31, 2006, the Series' average amount outstanding was approximately $95,000 and the daily weighted average interest rate was 4.61%.

5. Short-Term Borrowings:

The Trust, on behalf of the Series, along with certain other funds managed by the Manager and its affiliates (or FAM and its affiliates), is a party to a $500,000,000 credit agreement with a group of lenders. The Series may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Series may borrow up to the maximum amount allowable under the Series' current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006, the credit agreement was renewed for one year under substantially the same terms. The Series pays a commitment fee of .06% per annum based on the Series' pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Series' election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Series did not borrow under the credit agreement during the year ended December 31, 2006.


        BLACKROCK AGGREGATE BOND INDEX FUND     DECEMBER 31, 2006             29

Report of Independent Registered Public Accounting Firm
                                              Master Aggregate Bond Index Series

To the Investors and Board of Trustees of Quantitative Master Series Trust:

We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of Master Aggregate Bond Index Series, one of the portfolios constituting the Quantitative Master Series Trust (the "Trust"), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Aggregate Bond Index Series of the Quantitative Master Series Trust as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 27, 2007


30      BLACKROCK AGGREGATE BOND INDEX FUND     DECEMBER 31, 2006

Disclosure of Investment Advisory Agreement

New BlackRock Investment Advisory Agreement -- Matters Considered by the Boards

The following disclosure appeared in the June 30, 2006 Semi-Annual Report of the Fund and the Series and is the discussion referred to in "New BlackRock Sub-Advisory Agreement -- Matters Considered by the Boards" and "Approvals to Correct Fee Schedules" below. The term "Investment Adviser" as used herein refers to Fund Asset Management, L.P.

Merrill Lynch Aggregate Bond Index Fund (the "Fund"), a series of Merrill Lynch Index Funds, Inc. (the "Corporation"), is a "feeder" fund that invests all of its assets in the Master Aggregate Bond Index Series (the "Series") of Quantitative Master Series Trust (the "Trust"), which has the same investment objectives and strategies as the Fund. All investments are made at the Series level.

In connection with the Transaction between Merrill Lynch and BlackRock, the Board of Trustees of the Trust (the "trustees") considered a new investment advisory agreement between the Trust, on behalf of Series, and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If the Trust's New Investment Advisory Agreement is approved by shareholders, then that agreement will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

In addition, in connection with the Transaction, the Board of Directors of the Corporation (the "directors") considered a new investment advisory agreement (together with the new advisory agreement for the Trust, the "New Investment Advisory Agreements") between the Corporation on behalf of the Fund and BlackRock Advisors. If the Fund's New Investment Advisory Agreement is approved by shareholders, then that agreement will become effective upon the closing of the Transaction. Under a contractual arrangement between the Corporation on behalf of the Fund and BlackRock Advisors, however, no management/advisory fee will be charged to the Fund under the Fund's New Investment Advisory Agreement so long as the Fund remains invested in the Series.

Each Board discussed the New Investment Advisory Agreements at telephonic and in-person meetings held during April and May 2006. Each Board, including the independent directors/trustees, approved the New Investment Advisory Agreements on May 8, 2006.

To assist each Board in its consideration of the New Investment Advisory Agreements, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors/trustees, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreements. The additional information was provided in advance of the May 2006 meeting. In addition, the independent directors/trustees consulted with their counsel and counsel for the Corporation and the Trust on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to each Board's deliberations.

At the Board meetings, each Board discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund and the Series. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from each Board. Each Board also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors/trustees also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors/trustees met in executive sessions with their counsel to consider the New Investment Advisory Agreements.

In connection with each Board's review of the New Investment Advisory Agreements, Merrill Lynch and/or BlackRock advised the Board about a variety of matters. The advice included the following, among other matters:

o that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and Series and their shareholders by BlackRock Advisors, including compliance services;

o that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

o that the Fund and the Series should benefit from having access to BlackRock's state of the art technology and risk


        BLACKROCK AGGREGATE BOND INDEX FUND     DECEMBER 31, 2006             31
      management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

o that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Boards before making any changes;

o that BlackRock and Merrill Lynch will enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers will continue to offer the Fund as an investment product;

o that BlackRock Advisors will have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as is currently provided to the Investment Adviser and that other arrangements between the Investment Adviser and Merrill Lynch sales channels will be preserved;

o that the Fund will have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;

o that in connection with the Transaction, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 Act (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund or Series shareholders.

Each Board considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

o the potential benefits to Fund and the Series shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

o the potential for expanding distribution of Fund shares through improved access to third party distribution;

o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

o     the compliance policies and procedures of BlackRock Advisors;

o the terms and conditions of the New Investment Advisory Agreements, including the fact that neither the schedule of the total advisory and administrative fees for the Fund nor the schedule of the total advisory fees of the Series will increase by virtue of either New Investment Advisory Agreement, but will remain the same;

o that in May 2005, Board had earlier performed a full review of the investment advisory agreements currently in effect for the Series and Fund (the "Current Investment Advisory Agreements") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund and the Series; and that the advisory and/or management fees paid by the Series, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the Board has considered relevant in the exercise of its reasonable judgment; and

o that Merrill Lynch agreed to pay all expenses of the Fund and the Series in connection with each Board's consideration of the New Investment Advisory Agreements and related agreements and all costs of shareholder approval of the New Investment Advisory Agreements and as a result neither the Fund nor the Series would bear any costs in obtaining shareholder approval of the New Investment Advisory Agreements.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreements, each Board assessed the nature, scope and quality of the services to be provided to the Fund and the Series by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meet-


32      BLACKROCK AGGREGATE BOND INDEX FUND     DECEMBER 31, 2006
ing legal and regulatory requirements. In its review of the New Investment Advisory Agreements, each Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund and the Series; (b) operating expenses of the Fund and the Series paid to third parties; (c) the resources devoted to and compliance reports relating to the investment objectives, policies and restrictions of the Fund and the Series, and their compliance with their Codes of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider approval or renewal of the Current Investment Advisory Agreements, each Board had requested and received materials specifically relating to the Current Investment Advisory Agreements. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund and the Series as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the portfolio management team for the Series on investment strategies used by the Series during its most recent fiscal year; (c) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreements and other payments received by the Investment Adviser and its affiliates from the Fund and the Series; and (d) information provided by the Investment Adviser concerning services related to the valuation and pricing of portfolio holdings of the Series, portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund and the Series.

In its deliberations, each Board considered information received in connection with its most recent approval of the Current Investment Advisory Agreements, in addition to information provided by BlackRock and BlackRock Advisors in connection with its evaluation of the terms and conditions of the New Investment Advisory Agreements. The directors/ trustees did not identify any particular information that was all-important or controlling, and each director/trustee attributed different weights to the various factors. Each Board, including a majority of the independent directors/trustees, concluded that the terms of the New Investment Advisory Agreements are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund and the Series, and that the New Investment Advisory Agreements should be approved and recommended to shareholders.

Nature, Quality and Extent of Services Provided -- Each Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund and the Series, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. Each Board focused primarily on the Investment Adviser's investment advisory services and the investment performance of the Fund and the Series, but also considered certain areas in which both the Investment Adviser and the Fund/Series receive services as part of the Merrill Lynch complex. Each Board compared the performance of the Fund and the Series -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While each Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreements, each Board considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of BlackRock Advisors and how it would affect the Fund and the Series; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund and the Series.

Each Board was given information with respect to the potential benefits to the Fund and the Series and their shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

Each Board was advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund and the Series will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. Each Board was advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and was advised of


        BLACKROCK AGGREGATE BOND INDEX FUND     DECEMBER 31, 2006             33
the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on its review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, each Board determined that the nature and quality of services to be provided to the Fund and the Series under each New Investment Advisory Agreement were expected to be as good or better than that provided under the Current Investment Advisory Agreement of the Series. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. Each Board noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, each Board concluded that, overall, it was satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund/Series under the New Investment Advisory Agreement of the Series.

Costs of Services Provided and Profitability -- It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement of the Series, each Board had received, among other things, a report from Lipper comparing the fees, expenses and performance of the Fund and the Series to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. Each Board reviewed the contractual management fee rate and actual management fee rate of the Fund/Series as a percentage of total assets at common asset levels -- the actual rate includes advisory and the effects of any fee waivers and, for the Fund, administrative service fees -- compared to the other funds in its Lipper category. They also compared the total expenses of the Fund and the Series to those of other comparable funds. The information showed that the Fund and the Series had fees and expenses within the range of fees and expenses of comparable funds. Each Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those for the Fund and the Series. Each Board concluded that the management fee and fee rate and overall expense ratio of the Fund and the Series are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreements, each Board considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on its review of the materials provided and the fact that each New Investment Advisory Agreement, as well as a new administrative agreement between the Corporation on behalf of the Fund and BlackRock Advisors as administrator, is substantially similar to its corresponding current agreement in all material respects, including the rate of compensation, each Board determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. Each Board noted that it was not possible to predict with certainty New BlackRock's future profitability from its relationship with the Fund and the Series.

Each Board discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with the Fund and the Series. Each Board noted that it expects to receive profitability information from New BlackRock on at least an annual basis and thus be in a position to evaluate whether any adjustments in fees and/or fee breakpoints of the Fund or Series would be appropriate.

Fees and Economies of Scale -- Each Board considered the extent to which economies of scale might be realized as the assets of the Fund and the Series increase and whether there should be changes in the management fee rate or structure in order to enable the Fund and the Series to participate in these economies of scale. Each Board determined that changes were not currently necessary and that the Fund and the Series appropriately participated in these economies of scale.

In reviewing the Transaction, each Board considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreements and the new administrative agreement are substantially similar to the Current Investment Advisory Agreements and the current administrative agreement in all material respects, including the rates of compensation, each Board determined that as a result of the Transaction, neither the total advisory and administrative fees of the Fund nor the total advisory fees of the Series would be higher than the


34      BLACKROCK AGGREGATE BOND INDEX FUND     DECEMBER 31, 2006
fees under the Current Investment Advisory Agreements and administrative agreement. Each Board noted that in conjunction with its most recent deliberations concerning the Current Investment Advisory Agreements, the Board had determined that the total fees for advisory and administrative services for the Fund and the total fees for advisory services for the Series were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreement of the Series, each Board had received, among other things, a report from Lipper comparing the fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser to other registered investment company clients for investment management services. Each Board concluded that, because the rate for advisory services for the Series and the rates for advisory and administrative services for the Fund would be no higher than current fee rates, the proposed management fee structures, including any fee waivers, were reasonable and that no additional changes were currently necessary.

Fall-Out Benefits -- In evaluating the fall-out benefits to be received by BlackRock Advisors under each New Investment Advisory Agreement, each Board considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreements. Based on its review of the materials provided, including materials received in connection with their most recent approval of each Current Investment Advisory Agreement, and its discussions with management of the Investment Adviser and BlackRock, each Board determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products. The Fund's Board also considered possible benefits stemming from the proposal that PFPC Financial Services, an affiliate of BlackRock, serve as transfer agent for the Fund following the Transaction. Each Board noted that any benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance -- Each Board considered investment performance for the Fund and the Series. Each Board compared the performance of the Fund and the Series -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Series performance at various levels within the range of performance of comparable funds over different time periods. While each Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. Each Board believed the performance of the Fund and the Series was satisfactory. Also, each Board took into account the investment performance of funds currently advised by BlackRock Advisors. Each Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. Each Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund and the Series.

Conclusion -- After the independent directors of the Corporation, on behalf of the Fund, and trustees of the Trust, on behalf of the Series, deliberated in executive session, each entire Board, including the independent directors/trustees, approved the New Investment Advisory Agreements, concluding that the advisory fee rates were reasonable in relation to the services provided and that the New Investment Advisory Agreements were in the best interests of the shareholders. In approving the New Investment Advisory Agreements, each Board noted that it anticipated reviewing the continuance of the agreements in advance of the expiration of the initial two-year period.

Contingent BlackRock Sub-Advisory Agreements -- Matters Considered by the Boards

At the telephonic and in-person meetings held during April and May 2006 at which each Board discussed and approved the New Investment Advisory Agreements, the Board of Directors of Merrill Lynch Index Funds, Inc. on behalf of the Fund, including the independent directors, and the Board of Trustees of the Trust on behalf of the Series, including the independent trustees, also discussed and approved contingent sub-advisory agreements (the "Contingent Sub-Advisory Agreements") between the Investment Adviser and BlackRock Advisors (the "BlackRock Sub-Adviser"). The Contingent Sub-Advisory Agreements are intended to ensure that the Fund and the Series operate with efficient portfolio management services until the closing of the Transaction, in the event that the Boards deem it necessary and in the best interests of the Fund and its shareholders, or the Series and its shareholders, that the BlackRock Sub-Adviser assist in managing the operations of the Fund or the Series during the interim period until


        BLACKROCK AGGREGATE BOND INDEX FUND     DECEMBER 31, 2006             35

Disclosure of Investment Advisory Agreement (concluded)

the closing of the Transaction. If shareholders approve the Contingent Sub-Advisory Agreements, they will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Boards in the period up to the closing of the Transaction. The effectiveness of each Contingent Sub-Advisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to each Contingent Sub-Advisory Agreement, the BlackRock Sub-Adviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Adviser. The Investment Adviser would pay the BlackRock Sub-Adviser out of its own resources. There would be no increase in Fund or Series expenses as a result of either Contingent Sub-Advisory Agreement.

In making its approval at the May in-person meeting, each Board considered the Contingent Sub-Advisory Agreements in conjunction with the New Investment Advisory Agreements and reviewed the same information and factors discussed above. Each Board also considered in conjunction with the Contingent Sub-Advisory Agreements the necessity of ensuring that the Fund and the Series operate with effective management services until the closing of the Transaction. In reviewing the sub-advisory fee rate provided in each Contingent Sub-Advisory Agreement, each Board took note of the fact that both the Investment Adviser and the BlackRock Sub-Adviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the operations and administration of the Fund/Series and the BlackRock Sub-Adviser would provide advisory services to the Fund/Series under each Contingent Sub-Advisory Agreement. Each Board also took into account the expected short duration of the term of any Contingent Sub-Advisory Agreement and the fact that total advisory fees paid by the Fund and the Series would not increase as a result of either Contingent Sub-Advisory Agreement. Under all of the circumstances, each Board concluded that it was a reasonable allocation of fees for the BlackRock Sub-Adviser to receive 50% of the advisory fee paid by the Fund or Series to the Investment Adviser.

After the independent directors/trustees deliberated in executive session, each entire Board, including the independent directors/trustees, approved each Contingent Sub-Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Sub-Advisory Agreement was in the best interests of shareholders.


36      BLACKROCK AGGREGATE BOND INDEX FUND     DECEMBER 31, 2006

Disclosure of Sub-Advisory Agreement

New BlackRock Sub-Advisory Agreement -- Matters Considered by the Boards

At an in-person meeting held on August 16-17, 2006, the Board of Directors of BlackRock Index Funds, Inc. (the "Corporation") and the Board of Trustees of Quantitative Master Series Trust (the "Trust"), including the independent directors/trustees, discussed and approved the sub-advisory agreement with respect to the Series between BlackRock Advisors, LLC (previously organized as BlackRock Advisors, Inc.) ("BlackRock Advisors") and BlackRock Financial Management, Inc., an affiliate (the "Sub-Adviser") (the "BlackRock Sub-Advisory Agreement"). The BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the new investment advisory agreement with BlackRock Advisors became effective.

Pursuant to the BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors at an annual rate equal to 59% of the advisory fee received by BlackRock Advisors from the Series. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in Fund or Series expenses as a result of the BlackRock Sub-Advisory Agreement.

In approving the BlackRock Sub-Advisory Agreement at the August in-person meeting, the Boards reviewed their considerations in connection with their approval of the New Investment Advisory Agreement in May 2006. The Boards relied on the same information and considered the same factors as those discussed above in connection with the approval of the New Investment Advisory Agreement. In reviewing the sub-advisory fee rate provided for in the BlackRock Sub-Advisory Agreement, the Boards noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. Under the New Investment Advisory Agreement, BlackRock Advisors remains responsible for the overall management of the Fund and the Series and for oversight of the Fund's and the Series' operations and administration. Under the BlackRock Sub-Advisory Agreement, the Sub-Adviser provides advisory services to the Series and is responsible for the day-to-day management of the Series' portfolio. The Boards also took into account the fact that there is no increase in total advisory fees paid by the Fund or the Series as a result of the BlackRock Sub-Advisory Agreement. Based on its considerations, each Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive a fee at an annual rate equal to 59% of the advisory fee paid by the Series to BlackRock Advisors.

After the independent directors/trustees deliberated in executive session, the entire Board of the Corporation and the entire Board of the Trust, including the independent directors/ trustees, approved the BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the BlackRock Sub-Advisory Agreement was in the best interests of Fund shareholders.

Approvals to Correct Fee Schedules

As discussed above, at a meeting on May 8, 2006, the Boards, including the independent directors/trustees, approved the New Investment Advisory Agreement between BlackRock Advisors and the Trust on behalf of the Series. The New Investment Advisory Agreement as approved by the Board contained an advisory fee schedule for the Series that was the same as the fee schedule set forth in the investment advisory agreements in effect for the Series and the Fund at that time (the "Current Investment Advisory Agreements"). At a shareholder meeting on August 15, 2006, the shareholders of the Fund approved a new investment advisory agreement between BlackRock Advisors and the Trust on behalf of the Series, but in a form that contained an incorrect advisory fee schedule for the Series. The proxy statement sent to Fund shareholders in connection with the shareholder meeting (the "Proxy Statement") stated in several places that the advisory fees payable by the Series under the New Investment Advisory Agreement would be the same as the fees payable under the Series' Current Investment Advisory Agreements. However, subsequent to the shareholder meeting, it was discovered that the advisory fee schedule for the Series was incorrectly presented in an appendix in the Proxy Statement as lower than the fee schedule then in effect. The lower fee schedule that was presented showed the fees presently being charged to the Series due to fee waivers currently in effect.

At a September 22, 2006 meeting, the Board of the Trust considered ratification and approval of an investment advisory agreement between BlackRock Advisors and the Trust on behalf of the Series in the form approved by shareholders with the lower, incorrect advisory fee schedule. After discussion, the Trustees, and separately the non-interested trustees present in person at the meeting, ratified and approved an investment advisory agreement on behalf of the Series with the lower fee schedule that was approved by shareholders.


        BLACKROCK AGGREGATE BOND INDEX FUND     DECEMBER 31, 2006             37

Disclosure of Sub-Advisory Agreement (concluded)

The Boards also discussed the BlackRock Sub-Advisory Agreement between BlackRock Advisors and BlackRock Financial Management, Inc. with respect to the Series. The Boards reviewed and reaffirmed their considerations in connection with their approval of the BlackRock Sub-Advisory Agreement at the August 16-17, 2006 meeting. The Directors/Trustees, and separately the non-interested directors/trustees present, in person, at the meeting, then ratified and approved the BlackRock Sub-Advisory Agreement with respect to the Series as previously approved at the August 16-17, 2006 meeting.


38      BLACKROCK AGGREGATE BOND INDEX FUND     DECEMBER 31, 2006

Officers and Directors/Trustees

                                                                                                       Number of
                                                                                                       Funds and
                                                                                                       Portfolios in  Other Public
                                                                                                       Fund Complex   Directorships
                           Position(s)  Length of                                                      Overseen by    Held by
                           Held with    Time                                                           Director/      Director/
Name        Address & Age  Fund/Trust   Served   Principal Occupation(s) During Past 5 Years           Trustee        Trustee
====================================================================================================================================
Interested Director/Trustee
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  Vice Chairman and Director of BlackRock, Inc.,        122 Funds      None
Doll, Jr.*  Princeton, NJ  and          present  Global Chief Investment Officer for Equities,         168 Portfolios
            08543-9011     Director/             Chairman of the BlackRock Retail Operating
            Age: 52        Trustee               Committee, and member of the BlackRock Executive
                                                 Committee since 2006; President of the funds advised
                                                 by Merrill Lynch Investment Managers, L.P. ("MLIM")
                                                 and its affiliates ("MLIM/FAM-advised funds") from
                                                 2005 to 2006 and Chief Investment Officer thereof
                                                 from 2001 to 2006; President of MLIM and Fund Asset
                                                 Management, L.P. ("FAM") from 2001 to 2006; Co-Head
                                                 (Americas Region) thereof from 2000 to 2001 and
                                                 Senior Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc. ("Princeton
                                                 Services") and President of Princeton
                                                 Administrators, L.P. ("Princeton Administrators")
                                                 from 2001 to 2006; Chief Investment Officer of
                                                 OppenheimerFunds, Inc. in 1999 and Executive Vice
                                                 President thereof from 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
                  BlackRock Advisors, LLC and its affiliates act as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his positions with BlackRock, Inc. and its affiliates.
                  Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors/Trustees.
====================================================================================================================================
Independent Directors/Trustees*
------------------------------------------------------------------------------------------------------------------------------------
Donald W.   P.O. Box 9095  Director/    2002 to  General Partner of The Burton Partnership, Limited    21 Funds       Knology, Inc.
Burton      Princeton, NJ  Trustee      present  Partnership (an investment partnership) since 1979;   38 Portfolios  (telecommuni-
            08543-9095                           Managing General Partner of The South Atlantic                       cations);
            Age: 62                              Venture Funds since 1983; Member of the Investment                   Symbion, Inc.
                                                 Advisory Council of the Florida State Board of                       (health care)
                                                 Administration since 2001.                                           and Capital
                                                                                                                      Southwest
                                                                                                                      (financial)
------------------------------------------------------------------------------------------------------------------------------------
John        P.O. Box 9095  Director/    2005 to  President and Chief Executive Officer of Allmerica    21 Funds       Cabot
Francis     Princeton, NJ  Trustee      present  Financial Corporation (financial services holding     38 Portfolios  Corporation
O'Brien     08543-9095                           company) from 1995 to 2002 and Director from                         (chemicals);
            Age: 63                              1995 to 2003; President of Allmerica Investment                      LKQ Corpora-
                                                 Management Co., Inc. (investment adviser) from 1989                  tion (auto
                                                 to 2002, Director from 1989 to 2002 and Chairman of                  parts
                                                 the Board from 1989 to 1990; President, Chief                        manufacturing)
                                                 Executive Officer and Director of First Allmerica                    and TJX Com-
                                                 Finan- cial Life Insurance Company from 1989 to 2002                 panies, Inc.
                                                 and Director of various other Allmerica Financial                    (retailer)
                                                 companies until 2002; Director from 1989 to 2006,
                                                 Member of the Governance Nominating Committee from
                                                 2004 to 2006, Member of the Compensation Committee
                                                 from 1989 to 2006 and Member of the Audit Committee
                                                 from 1990 to 2004 of ABIOMED; Director, Member of
                                                 the Governance and Nomination Committee and Member
                                                 of the Audit Committee of Cabot Corporation since
                                                 1990; Director and Member of the Audit Committee and
                                                 Compensation Committee of LKQ Corporation since
                                                 2003; Lead Director of TJX Companies, Inc. since
                                                 1996; Trustee of the Woods Hole Oceanographic
                                                 Institute since 2003; Director, Ameresco, Inc. since
                                                 2006; Director, Boston Lyric Opera since 2002.
------------------------------------------------------------------------------------------------------------------------------------


        BLACKROCK AGGREGATE BOND INDEX FUND     DECEMBER 31, 2006             39

Officers and Directors/Trustees (concluded)

                                                                                                       Number of
                                                                                                       Funds and
                                                                                                       Portfolios in  Other Public
                                                                                                       Fund Complex   Directorships
                           Position(s)  Length of                                                      Overseen by    Held by
                           Held with    Time                                                           Director/      Director/
Name        Address & Age  Fund/Trust   Served   Principal Occupation(s) During Past 5 Years           Trustee        Trustee
====================================================================================================================================
Independent Directors/Trustees* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
David H.    P.O. Box 9095  Director/    2003 to  Director, Ruckleshaus Institute and Haub School of    21 Funds       None
Walsh       Princeton, NJ  Trustee      present  Natural Resources at the University of Wyoming        38 Portfolios
            08543-9095                           since 2006; Consultant with Putnam Investments
            Age: 65                              from 1993 to 2003, and employed in various
                                                 capacities therewith from 1973 to 1992; Director,
                                                 Massachusetts Audubon Society from 1990 to 1997;
                                                 Director, The National Audubon Society from 1998 to
                                                 2005; Director, The American Museum of Fly Fishing
                                                 since 1997.
------------------------------------------------------------------------------------------------------------------------------------
Fred G.     P.O. Box 9095  Director/    1998 to  Managing Director of FGW Associates since 1997;       21 Funds       Watson
Weiss **    Princeton, NJ  Trustee      present  Vice President, Planning, Investment and              38 Portfolios  Pharma-
            08543-9095                           Development of Warner Lambert Co. from 1979 to 1997;                 ceuticals,
            Age: 65                              Director of the Michael J. Fox Foundation for                        Inc. (pharma-
                                                 Parkinson's Research since 2000; Director of BTG                     ceutical
                                                 International Plc (a global technology                               company)
                                                 commercialization company) since 2001.
            ------------------------------------------------------------------------------------------------------------------------
            *     Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Chairman of the Board of Directors/Trustees and the Audit Committee.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund/Trust   Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund/Trust Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1997 to  Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch
Burke       Princeton, NJ  President    present  Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P. ("FAM") in 2006;
            08543-9011     and          and      First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer thereof from
            Age: 46        Treasurer    1999     1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.
                                        to
                                        present
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Fund Chief   2004 to  Managing Director of BlackRock, Inc. and Fund Chief Compliance Officer since 2006;
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
            08543-9011     Officer               Chief Compliance Officer of MLIM (Americas Region) from 2004 to 2006; Chief
            Age: 55                              Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
                                                 Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
                                                 Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                 Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer
                                                 at Prudential Financial from 1995 to 2000; Senior Counsel in the Securities and
                                                 Exchange Commission's Division of Enforcement in Washington, D.C. from 1990 to
                                                 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director of BlackRock, Inc. since 2006; Director (Legal Advisory) of MLIM from 2002
Pellegrino  Princeton, NJ               present  to 2006; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM
            08543-9011                           from 1997 to 2006; Secretary of MLIM, FAM, FAM Distributors, Inc. and Princeton
            Age: 46                              Services from 2004 to 2006.
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Fund/Trust serve at the pleasure of the Board of Directors/Trustees.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Directors/Trustees is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-441-7762.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

Merrill Lynch Trust Company, FSB
1300 Merrill Lynch Drive
3rd Floor -- MSC 0303
Pennington, NJ 08534

Transfer Agent

PFPC Inc.
Wilmington, DE 19809


40      BLACKROCK AGGREGATE BOND INDEX FUND     DECEMBER 31, 2006

BlackRock Funds

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at http://www.blackrock.com/edelivery

2) Select eDelivery under the More Information section

3) Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.


        BLACKROCK AGGREGATE BOND INDEX FUND     DECEMBER 31, 2006             41

BlackRock Funds (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Directors/Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling (800) 441-7762, or on the Web site of the Securities and Exchange Commission (the"Commission") at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Forms N-Q. The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.


42     BLACKROCK AGGREGATE BOND INDEX FUND     DECEMBER 31, 2006

A World-Class Mutual Fund Family

BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Portfolios

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio+
BlackRock Balanced Capital Fund+
BlackRock Basic Value Fund
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund+
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Global Technology Fund
BlackRock Global Value Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Capital Appreciation Portfolio
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Portfolios

BlackRock Bond Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Real Investment Fund
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Portfolios

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Money Market Portfolios

BlackRock Money Market Portfolio
BlackRock Municipal Money Market Portfolio@
BlackRock NC Municipal MM Portfolio@
BlackRock NJ Municipal MM Portfolio@
BlackRock OH Municipal MM Portfolio@
BlackRock PA Municipal MM Portfolio@
BlackRock Summit Cash Reserves Fund*
BlackRock U.S. Treasury MM Portfolio
BlackRock VA Municipal MM Portfolio@

* See the prospectus for information on specific limitations on investments in the fund.
+     Mixed asset fund.
@     Tax-exempt fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


        BLACKROCK AGGREGATE BOND INDEX FUND     DECEMBER 31, 2006             43

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BlackRock Index Funds, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011

                                                                       BLACKROCK

                                                                  #Index 1-12/06

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Donald W. Burton, (2) Laurie Simon Hodrick (resigned as of May 1, 2006), (3) John
         F. O'Brien, (4) David H. Walsh and (5) Fred G. Weiss.

         The registrant's board of directors has determined that Laurie Simon Hodrick qualifies as a financial expert pursuant to Item 3(c)(4) of Form N-CSR.

         Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization. Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

Item 4 - Principal Accountant Fees and Services

         BlackRock Aggregate Bond Index Fund of BlackRock Index Funds, Inc.
         (a) Audit Fees -         Fiscal Year Ending December 31, 2006 - $6,500
                                  Fiscal Year Ending December 31, 2005 - $6,500

         (b) Audit-Related Fees - Fiscal Year Ending December 31, 2006 - $0
                                  Fiscal Year Ending December 31, 2005 - $0

         (c) Tax Fees -           Fiscal Year Ending December 31, 2006 - $6,000
                                  Fiscal Year Ending December 31, 2005 - $5,700

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending December 31, 2006 - $0
                                  Fiscal Year Ending December 31, 2005 - $0

         Master Aggregate Bond Index Series of Quantitative Master Series Trust
         (a) Audit Fees -         Fiscal Year Ending December 31, 2006 - $42,900
                                  Fiscal Year Ending December 31, 2005 - $42,500

         (b) Audit-Related Fees - Fiscal Year Ending December 31, 2006 - $24,000
                                  Fiscal Year Ending December 31, 2005 - $21,600
         The nature of the services include 17f-2 custody counts.

         (c) Tax Fees -           Fiscal Year Ending December 31, 2006 - $22,700
                                  Fiscal Year Ending December 31, 2005 - $21,600

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending December 31, 2006 - $0
                                  Fiscal Year Ending December 31, 2005 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending December 31, 2006 - $3,071,450
             Fiscal Year Ending December 31, 2005 - $5,577,771

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Attached hereto

Master Aggregate Bond Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                                Face   Interest                  Maturity
                 Issue                                        Amount     Rate                     Date(s)                  Value
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government  Fannie Mae                              $   895,000     3.25 %                   1/15/2008             $    877,539
& Agency                                                  27,030,000     5.75                     2/15/2008               27,189,774
Obligations                                               21,425,000     4.50                    10/15/2008               21,233,846
- 32.3%                                                    4,335,000    4.875                     4/15/2009                4,323,057
                                                          28,855,000    6.625                     9/15/2009               30,045,067
                                                           3,140,000    5.125                     4/15/2011                3,162,454
                                                          31,035,000     6.00                     5/15/2011               32,314,666
                                                           8,430,000    4.375                     3/15/2013                8,160,147
                                                             140,000     5.25                     9/15/2016                  142,531
                                                           1,340,000     7.25                     5/15/2030                1,709,794
                 -------------------------------------------------------------------------------------------------------------------
                 Freddie Mac                               4,860,000     5.75                     4/15/2008                4,895,920
                                                           5,555,000    5.125                     4/18/2008                5,553,600
                                                          10,820,000    4.875                     2/17/2009               10,791,111
                                                          21,970,000    4.125                     7/12/2010               21,409,853
                                                           8,355,000    4.875                    11/15/2013                8,304,009
                                                           1,920,000     4.75                     1/19/2016                1,887,788
                                                           1,900,000     5.00                    12/14/2018                1,855,221
                                                           8,655,000     6.75                     9/15/2029               10,403,466
                 -------------------------------------------------------------------------------------------------------------------
                 Tennessee Valley Authority Series E       1,390,000     6.25                    12/15/2017                1,530,358
                 -------------------------------------------------------------------------------------------------------------------
                 U.S. Treasury Bonds                      14,375,000     8.75                     5/15/2017               19,017,679
                                                           7,275,000     8.50                     2/15/2020                9,825,229
                                                           1,805,000    8.125                     8/15/2021                2,408,969
                                                           8,225,000     6.25                     8/15/2023                9,467,107
                                                           2,950,000    6.875                     8/15/2025                3,652,009
                                                           3,680,000    6.375                     8/15/2027                4,378,913
                                                           1,380,000    5.375                     2/15/2031                1,478,217
                                                           1,730,000     4.50                     2/15/2036                1,645,123
                 -------------------------------------------------------------------------------------------------------------------
                 U.S. Treasury Notes                       6,325,000     4.00                    11/15/2012                6,106,838
                                                           3,300,000    4.875                     8/15/2016                3,339,445
                 -------------------------------------------------------------------------------------------------------------------
                 Total U.S. Government & Agency Obligations (Cost - $258,210,007) - 32.3%                                257,109,730
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government  Fannie Mae Guaranteed Pass-Through          423,666     5.50               6/01/2011 - 2/01/2019            424,712
Agency           Certificates                                522,000     6.00               2/01/2013 - 6/01/2015            530,095
Mortgage-Backed                                            1,081,755     6.50               1/1/2013 - 1/01/2030           1,109,122
Securities*                                                  237,917     7.00               4/01/2027 - 3/01/2031            245,551
- 32.2%                                                      191,793     7.50              10/01/2027 - 5/01/2032            200,040
                                                             182,865     8.00               9/01/2015 - 9/01/2031            193,235
                                                              15,712     8.50               5/01/2030 - 1/01/2031             16,888
                                                              45,462     9.50                     7/01/2017                   49,525
                                                              19,622    10.00              10/01/2018 - 5/01/2022             21,484
                                                               7,202    10.50                    12/01/2016                    7,688
                                                                                                                        ------------
                                                                                                                           2,798,340
                 -------------------------------------------------------------------------------------------------------------------
                 Freddie Mac Mortgage Participation        3,708,431     4.00               9/01/2020 - 1/01/2021          3,488,527
                 Certificates                             32,105,868     4.50              2/11/2011 - 12/01/2035         30,880,468
                                                          81,281,592     5.00              11/01/2017 - 5/01/2036         78,857,309
                                                          80,317,736     5.50               4/01/2014 - 7/01/2036         79,516,154
                                                           3,169,511     6.00              4/01/2016 - 10/01/2017          3,215,293
                                                          14,102,009     6.50               7/01/2015 - 9/01/2036         14,402,406
                                                           2,895,844     7.00              1/01/2011 - 11/01/2032          2,980,239
                                                             641,454     7.50               5/01/2007 - 9/01/2032            667,245
                                                             324,163     8.00              11/01/2024 - 3/01/2032            341,033
                                                              35,859     8.50               5/01/2028 - 8/01/2030             38,426
                                                               8,126     9.00                     9/01/2014                    8,603

Master Aggregate Bond Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                                                Face   Interest                  Maturity
                 Issue                                        Amount     Rate                     Date(s)                  Value
------------------------------------------------------------------------------------------------------------------------------------
                                                         $   182,219     9.50 %                   2/01/2019             $    195,858
                                                              29,971    10.00               3/01/2010 - 9/01/2017             31,489
                                                              23,154    10.50                     4/01/2016                   24,346
                                                               9,940    11.00                     9/01/2016                   10,987
                                                               3,534    11.50                     8/01/2015                    3,853
                                                              15,369    12.50                     2/01/2014                   17,083
                                                                                                                        ------------
                                                                                                                         214,679,319
                 -------------------------------------------------------------------------------------------------------------------
                 Ginnie Mae MBS Certificates               2,545,281     4.50                     9/15/2035                2,404,603
                                                           7,880,405     5.00               4/15/2035 - 5/15/2036          7,666,951
                                                          13,580,783     5.50               1/15/2035 - 5/15/2036         13,517,400
                                                          11,008,153     6.00             4/20/2026 - 1/15/2037 (d)       11,167,402
                                                           1,804,185     6.50              2/15/2014 - 11/15/2034          1,852,763
                                                           1,086,731     7.00              4/15/2013 - 10/15/2031          1,123,250
                                                             398,602     7.50               3/15/2024 - 3/15/2032            416,252
                                                             207,820     8.00              12/15/2022 - 6/15/2031            220,219
                                                              82,561     8.50              11/15/2017 - 3/15/2031             88,553
                                                              57,869     9.00              4/15/2018 - 11/15/2024             62,266
                                                               6,936     9.50                     9/15/2021                    7,602
                                                                                                                        ------------
                                                                                                                          38,527,261
                 -------------------------------------------------------------------------------------------------------------------
                 Total U.S. Government Agency Mortgage-Backed Securities (Cost - $256,670,363) - 32.2%                   256,004,920
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                        Face
                                      Amount    Non-Government Agency Mortgage-Backed Securities*
-----------------------------------------------------------------------------------------------------------------------------------
Collateralized Mortgage          $ 7,335,736    Residential Accredit Loans, Inc. Series 2005-QS12 Class A8,
Obligations - 1.8%                              5.68% due 8/25/2035 (c)                                                   7,339,726
                                   6,748,821    Residential Accredit Loans, Inc. Series 2006-QA9 Class A1, 5.50%
                                                due 11/25/2036  (c)                                                       6,736,883
                                                                                                                       ------------
                                                                                                                         14,076,609
-----------------------------------------------------------------------------------------------------------------------------------
Commercial Mortgage-Backed         2,280,000    Banc of America Commercial Mortgage, Inc. Series 2005-4 Class A5A,
Securities - 10.3%                              4.933% due 7/10/2045                                                      2,217,636
                                   1,625,000    Bear Stearns Commercial Mortgage Securities Series 2005-PWR8 Class
                                                AJ, 4.75% due 6/11/2041                                                   1,551,938
                                   1,800,000    CS First Boston Mortgage Securities Corp. Series 2001-CK1 Class C,
                                                6.73% due 12/18/2035                                                      1,891,007
                                   8,500,000    Capital Auto Receivables Asset Trust Series 2004-2 Class A3, 3.58%
                                                due 1/15/2009                                                             8,402,794
                                   2,463,075    First Union NB-Bank of America Commercial Series 2001-C1 Class A2,
                                                6.136% due 3/15/2033                                                      2,527,874
                                   9,500,000    Ford Credit Auto Owner Trust Series 2006-B Class A2A,
                                                5.42% due 7/15/2009                                                       9,505,736
                                   2,750,000    GE Capital Commercial Mortgage Corp. Series 2005-C1 Class A2,
                                                4.353% due 6/10/2048                                                      2,682,699
                                   1,950,000    GS Mortgage Securities Corp. II Series 2004-GG2 Class A5, 5.279%
                                                due 8/10/2038 (c)                                                         1,950,577
                                   2,206,925    GS Mortgage Securities Corp. II Series 2005-GG4 Class A4, 4.761%
                                                due 7/10/2039                                                             2,122,908
                                   7,825,000    Honda Auto Receivables Owner Trust Series 2006-3 Class A3, 5.12%
                                                due 10/15/2010                                                            7,815,363
                                   2,530,000    JPMorgan Chase Commercial Mortgage Securities Corp.  Series 2001-CIB3
                                                Class A3, 6.465% due 11/15/2035                                           2,654,782
                                   2,174,000    JPMorgan Chase Commercial Mortgage Securities Corp.  Series 2001-CIB3
                                                Class B, 6.678% due 11/15/2035                                            2,308,867
                                   3,050,000    JPMorgan Chase Commercial Mortgage Securities Corp.  Series 2001-CIBC
                                                Class B, 6.446% due 3/15/2033                                             3,178,611

Master Aggregate Bond Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                        Face
                                      Amount    Non-Government Agency Mortgage-Backed Securities*                          Value
-----------------------------------------------------------------------------------------------------------------------------------
                                 $ 1,830,000    JPMorgan Chase Commercial Mortgage Securities Corp.  Series 2005-LDP4
                                                Class AM, 4.999% due 10/15/2042 (c)                                    $  1,782,174
                                   2,740,000    JPMorgan Chase Commercial Mortgage Securities Corp.  Series 2006-LDP7
                                                Class A4, 5.875% due 4/15/2045 (c)                                        2,862,536
                                   1,950,000    LB-UBS Commercial Mortgage Trust Series 2003-C8 Class A4, 5.124%
                                                due 11/15/2032 (c)                                                        1,934,088
                                   1,940,506    Morgan Stanley Capital I Series 1999-RM1 Class A2, 6.71%
                                                due 12/15/2031                                                            1,976,444
                                   5,315,000    Morgan Stanley Capital I Series 1999-WF1 Class B, 6.32%
                                                due 11/15/2031                                                            5,393,953
                                   2,525,000    Morgan Stanley Capital I Series 2005-T19 Class A2, 4.725%
                                                due 6/12/2047                                                             2,483,196
                                   7,275,000    Nissan Auto Receivables Owner Trust Series 2006-A Class A3, 4.74%
                                                due 9/15/2009                                                             7,233,847
                                   2,200,000    Wachovia Bank Commercial Mortgage Trust Series 2006-C28 Class A4,
                                                5.572% due 10/15/2048                                                     2,232,131
                                   7,500,000    Whole Auto Loan Trust Series 2004-1 Class A4, 3.26% due 3/15/2011         7,370,580
                                                                                                                       ------------
                                                                                                                         82,079,741
-----------------------------------------------------------------------------------------------------------------------------------
                                                Total Non-Government Agency Mortgage-Backed Securities
                                                (Cost - $96,035,415) - 12.1%                                             96,156,350
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Industry                                        Corporate Bonds
-----------------------------------------------------------------------------------------------------------------------------------
Aerospace & Defense - 0.7%           200,000    BAE Systems Holdings, Inc., 4.75% due 8/15/2010 (a)                         194,623
                                     850,000    Boeing Capital Corp., 7.375% due 9/27/2010                                  911,287
                                     460,000    General Dynamics Corp., 3% due 5/15/2008                                    445,399
                                     100,000    Honeywell International, Inc., 6.125% due 11/01/2011                        103,592
                                     605,000    Honeywell International, Inc., 5.40% due 3/15/2016                          604,948
                                     450,000    Lockheed Martin Corp. Series B, 6.15% due 9/01/2036                         472,788
                                     587,000    Northrop Grumman Corp., 7.125% due 2/15/2011                                626,128
                                     165,000    Northrop Grumman Corp., 7.75% due 2/15/2031                                 204,518
                                      21,000    Raytheon Co., 6.15% due 11/01/2008                                           21,269
                                     350,000    Raytheon Co., 6.75% due 3/15/2018                                           382,856
                                     150,000    Rockwell Collins, Inc., 4.75% due 12/01/2013                                146,385
                                   1,355,000    United Technologies Corp., 6.35% due 3/01/2011                            1,408,891
                                                                                                                       ------------
                                                                                                                          5,522,684
-----------------------------------------------------------------------------------------------------------------------------------
Air Freight & Logistics - 0.0%        90,000    United Parcel Service, Inc., 8.375% due 4/01/2020                           114,098
-----------------------------------------------------------------------------------------------------------------------------------
Airlines - 0.1%                      540,000    Continental Airlines, Inc. Series 2002-1, 6.563% due 8/15/2013              558,406
                                     250,000    Southwest Airlines Co., 5.125% due 3/01/2017                                231,810
                                                                                                                       ------------
                                                                                                                            790,216
-----------------------------------------------------------------------------------------------------------------------------------
Auto Components - 0.0%               200,000    Johnson Controls, Inc., 5.25% due 1/15/2011                                 198,423
                                     200,000    Johnson Controls, Inc., 4.875% due 9/15/2013                                190,965
                                                                                                                       ------------
                                                                                                                            389,388
-----------------------------------------------------------------------------------------------------------------------------------
Automobiles - 0.2%                   280,000    DaimlerChrysler NA Holding Corp., 7.30% due 1/15/2012                       297,227
                                     425,000    DaimlerChrysler NA Holding Corp., 6.50% due 11/15/2013                      436,350
                                     350,000    DaimlerChrysler NA Holding Corp., 8.50% due 1/18/2031                       416,652
                                     150,000    Harley-Davidson, Inc., 3.625% due 12/15/2008 (a)                            145,334
                                                                                                                       ------------
                                                                                                                          1,295,563
-----------------------------------------------------------------------------------------------------------------------------------
Beverages - 0.3%                     160,000    Anheuser-Busch Cos., Inc., 5.95% due 1/15/2033                              158,533
                                     140,000    Anheuser-Busch Cos., Inc., 6% due 11/01/2041                                136,398
                                     545,000    Coca-Cola Enterprises, Inc., 6.75% due 9/15/2028                            598,384

Master Aggregate Bond Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                        Face
Industry                              Amount    Corporate Bonds                                                            Value
-----------------------------------------------------------------------------------------------------------------------------------
                                 $   140,000    Diageo Capital Plc, 3.50% due 11/19/2007                               $    137,859
                                     550,000    Diageo Finance B.V., 5.30% due 10/28/2015                                   538,850
                                     250,000    Miller Brewing Co., 5.50% due 8/15/2013 (a)                                 247,225
                                     255,000    Pepsi Bottling Group, Inc. Series B, 7% due 3/01/2029                       291,477
                                      92,000    Pepsi Bottling Holdings, Inc., 5.625% due 2/17/2009 (a)                      92,813
                                     250,000    PepsiAmericas, Inc., 5% due 5/15/2017                                       238,496
                                                                                                                       ------------
                                                                                                                          2,440,035
-----------------------------------------------------------------------------------------------------------------------------------
Biotechnology - 0.1%                 395,000    Amgen, Inc., 4% due 11/18/2009                                              383,222
                                     180,000    Genentech, Inc., 4.40% due 7/15/2010                                        175,973
                                     105,000    Genentech, Inc., 5.25% due 7/15/2035                                         97,679
                                                                                                                       ------------
                                                                                                                            656,874
-----------------------------------------------------------------------------------------------------------------------------------
Building Products - 0.0%             250,000    Masco Corp., 4.80% due 6/15/2015                                            228,296
-----------------------------------------------------------------------------------------------------------------------------------
Capital Markets - 1.6%               600,000    The Bank of New York Co., Inc. Series CD, 5.05% due 3/03/2009               595,935
                                     850,000    The Bear Stearns Cos., Inc., 3.25% due 3/25/2009                            815,451
                                     525,000    The Bear Stearns Cos., Inc., 4.65% due 7/02/2018                            482,262
                                     800,000    Credit Suisse First Boston USA, Inc., 6.50% due 1/15/2012                   840,744
                                     150,000    Credit Suisse First Boston USA, Inc., 5.125% due 8/15/2015                  147,646
                                     280,000    Credit Suisse First Boston USA, Inc., 7.125% due 7/15/2032                  329,708
                                     460,000    Deutsche Bank Financial, Inc., 7.50% due 4/25/2009                          481,070
                                      70,000    Goldman Sachs Group, Inc., 4.125% due 1/15/2008                              69,200
                                   1,000,000    Goldman Sachs Group, Inc., 3.875% due 1/15/2009                             974,175
                                   1,800,000    Goldman Sachs Group, Inc., 6.60% due 1/15/2012                            1,902,883
                                     400,000    Goldman Sachs Group, Inc., 5.25% due 4/01/2013                              397,390
                                     525,000    Goldman Sachs Group, Inc., 5.125% due 1/15/2015                             512,965
                                     430,000    Goldman Sachs Group, Inc., 6.125% due 2/15/2033                             438,154
                                     200,000    Jefferies Group, Inc., 6.25% due 1/15/2036                                  194,010
                                     600,000    Lehman Brothers Holdings, Inc., 7% due 2/01/2008                            610,141
                                     500,000    Lehman Brothers Holdings, Inc., 3.50% due 8/07/2008                         486,052
                                     245,000    Lehman Brothers Holdings, Inc., 7.875% due 8/15/2010                        264,531
                                     400,000    Lehman Brothers Holdings, Inc., 4.80% due 3/13/2014                         385,052
                                     300,000    Lehman Brothers Holdings, Inc., 5.50% due 4/04/2016                         299,959
                                     250,000    Mellon Funding Corp., 5% due 12/01/2014                                     243,125
                                     600,000    Morgan Stanley, 4.25% due 5/15/2010                                         579,842
                                     495,000    Morgan Stanley, 6.60% due 4/01/2012                                         522,760
                                     200,000    Morgan Stanley, 5.375% due 10/15/2015                                       198,211
                                     600,000    Morgan Stanley, 7.25% due 4/01/2032                                         704,687
                                     150,000    State Street Bank & Trust Co., 5.30% due 1/15/2016                          148,480
                                     300,000    UBS AG, 5.875% due 7/15/2016                                                310,070
                                                                                                                       ------------
                                                                                                                         12,934,503
-----------------------------------------------------------------------------------------------------------------------------------
Chemicals - 0.3%                     170,000    Albemarle Corp., 5.10% due 2/01/2015                                        161,250
                                     175,000    Cytec Industries, Inc., 6% due 10/01/2015                                   173,458
                                     450,000    The Dow Chemical Co., 6% due 10/01/2012                                     462,355
                                     150,000    Lubrizol Corp., 6.50% due 10/01/2034                                        150,944
                                     345,000    Potash Corp. of Saskatchewan Inc., 7.75% due 5/31/2011                      375,889
                                     235,000    Praxair, Inc., 6.50% due 3/01/2008                                          238,095
                                      70,000    Praxair, Inc., 3.95% due 6/01/2013                                           64,684
                                     200,000    Rohm & Haas Co., 7.85% due 7/15/2029                                        241,434
                                     250,000    Yara International ASA, 5.25% due 12/15/2014 (a)                            239,069
                                                                                                                       ------------
                                                                                                                          2,107,178
-----------------------------------------------------------------------------------------------------------------------------------

Master Aggregate Bond Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                        Face
Industry                              Amount    Corporate Bonds                                                            Value
-----------------------------------------------------------------------------------------------------------------------------------
Commercial Banks - 2.5%          $   700,000    BB&T Corp., 6.50% due 8/01/2011                                        $    733,928
                                     295,000    Bank One Corp., 5.90% due 11/15/2011                                        300,976
                                     378,000    Bank One Corp., 8% due 4/29/2027                                            466,558
                                     400,000    Comerica, Inc., 4.80% due 5/01/2015                                         377,371
                                     535,000    Corporacion Andina de Fomento, 6.875% due 3/15/2012                         568,931
                                     500,000    Eksportfinans A/S, 4.75% due 12/15/2008                                     497,414
                                     350,000    Eksportfinans A/S, 5.50% due 5/25/2016                                      360,374
                                     500,000    Fifth Third Bank, 4.20% due 2/23/2010                                       485,340
                                     575,000    HSBC Bank USA NA, 5.875% due 11/01/2034                                     575,336
                                     200,000    Huntington National Bank, 5.50% due 2/15/2016                               195,484
                                   1,000,000    KFW International Finance, 5.125% due 5/13/2009                           1,002,505
                                     450,000    Key Bank National Association, 4.95% due 9/15/2015                          431,753
                                     600,000    KfW - Kreditanstalt fuer Wiederaufbau, 3.25% due 3/30/2009                  576,764
                                     600,000    KfW - Kreditanstalt fuer Wiederaufbau, 4.125% due 10/15/2014                568,547
                                   1,130,000    KfW - Kreditanstalt fuer Wiederaufbau, 4.375% due 7/21/2015               1,077,719
                                   1,000,000    Korea Development Bank, 4.75% due 7/20/2009                                 987,197
                                     500,000    M&T Bank Corp., 3.85% due 4/01/2013 (a)(c)                                  491,420
                                     470,000    National Australia Bank Ltd. Series A, 8.60% due 5/19/2010                  518,266
                                     600,000    National City Bank, 4.50% due 3/15/2010                                     583,981
                                     500,000    PNC Funding Corp., 4.20% due 3/10/2008 (b)                                  490,638
                                     200,000    Popular North America, Inc., 4.70% due 6/30/2009                            195,781
                                     350,000    Regions Financial Corp., 6.375% due 5/15/2012                               365,840
                                     865,000    Royal Bank of Scotland Group Plc, 5.05% due 1/08/2015                       843,794
                                     200,000    Santander Central Hispano Issuances Ltd., 7.625%
                                                due 9/14/2010                                                               216,074
                                     450,000    Sovereign Bank, 5.125% due 3/15/2013                                        439,638
                                     400,000    Synovus Financial Corp., 4.875% due 2/15/2013                               389,870
                                     400,000    US Bank NA, 4.40% due 8/15/2008                                             394,817
                                     500,000    US Bank NA, 6.30% due 2/04/2014                                             527,249
                                     400,000    UnionBanCal Corp., 5.25% due 12/16/2013                                     392,594
                                     625,000    Wachovia Bank NA, 4.875% due 2/01/2015                                      601,354
                                     895,000    Wachovia Corp., 5.625% due 12/15/2008                                       899,383
                                     610,000    Wachovia Corp., 3.625% due 2/17/2009                                        590,629
                                      30,000    Wachovia Corp., 5.25% due 8/01/2014                                          29,635
                                   1,670,000    Wells Fargo & Co., 3.125% due 4/01/2009                                   1,597,121
                                     250,000    Wells Fargo & Co., 5.125% due 9/15/2016                                     244,290
                                     500,000    Wells Fargo & Co., 5.375% due 2/07/2035                                     476,523
                                     350,000    Westpac Banking Corp., 4.625% due 6/01/2018                                 323,167
                                                                                                                       ------------
                                                                                                                         19,818,261
-----------------------------------------------------------------------------------------------------------------------------------
Commercial Services & Supplies     1,000,000    International Lease Finance Corp., 5% due 4/15/2010                         988,975
- 0.4%                               385,000    Pitney Bowes, Inc., 4.75% due 5/15/2018                                     358,963
                                     250,000    RR Donnelley & Sons Co., 4.95% due 5/15/2010                                244,708
                                      80,000    Science Applications International Corp., 5.50% due 7/01/2033                70,408
                                   1,250,000    Waste Management, Inc., 7.375% due 8/01/2010                              1,329,634
                                                                                                                       ------------
                                                                                                                          2,992,688
-----------------------------------------------------------------------------------------------------------------------------------
Communications Equipment - 0.2%      525,000    Alltel Corp., 7% due 7/01/2012                                              545,419
                                     350,000    Cisco Systems, Inc., 5.50% due 2/22/2016                                    350,223
                                     100,000    Harris Corp., 6.35% due 2/01/2028                                           102,499
                                     350,000    Motorola Inc., 7.625% due 11/15/2010                                        376,857
                                                                                                                       ------------
                                                                                                                          1,374,998
-----------------------------------------------------------------------------------------------------------------------------------

Master Aggregate Bond Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                        Face
Industry                              Amount    Corporate Bonds                                                            Value
-----------------------------------------------------------------------------------------------------------------------------------
Computers & Peripherals - 0.2%   $   200,000    Dell, Inc., 7.10% due 4/15/2028                                        $    217,595
                                     335,000    Hewlett-Packard Co., 3.625% due 3/15/2008                                   328,654
                                     500,000    International Business Machines Corp., 4.75% due 11/29/2012                 488,129
                                     550,000    International Business Machines Corp., 5.875% due 11/29/2032                561,410
                                                                                                                       ------------
                                                                                                                          1,595,788
-----------------------------------------------------------------------------------------------------------------------------------
Construction Materials - 0.1%        355,000    Hanson Australia Funding Ltd., 5.25% due 3/15/2013                          346,224
                                     250,000    Lafarge SA, 6.50% due 7/15/2016                                             261,030
                                                                                                                       ------------
                                                                                                                            607,254
-----------------------------------------------------------------------------------------------------------------------------------
Consumer Finance - 0.8%            1,285,000    American Express Co., 3.75% due 11/20/2007                                1,267,893
                                     545,000    American General Finance Corp. Series H, 5.375% due 10/01/2012              543,489
                                     500,000    Capital One Bank, 4.875% due 5/15/2008                                      496,918
                                     250,000    Capital One Financial Corp., 6.15% due 9/01/2016                            258,553
                                     150,000    CitiFinancial, 10% due 5/15/2009                                            166,070
                                     715,000    HSBC Finance Corp., 5.875% due 2/01/2009                                    725,257
                                     800,000    HSBC Finance Corp., 4.75% due 5/15/2009                                     791,346
                                     300,000    HSBC Finance Corp., 4.75% due 4/15/2010                                     295,989
                                     450,000    HSBC Finance Corp., 4.75% due 7/15/2013                                     436,347
                                     400,000    MBNA America Bank NA, 4.625% due 8/03/2009                                  394,532
                                     225,000    MBNA America Bank NA, 7.125% due 11/15/2012                                 245,139
                                     800,000    SLM Corp., 5.375% due 5/15/2014                                             793,650
                                                                                                                       ------------
                                                                                                                          6,415,183
-----------------------------------------------------------------------------------------------------------------------------------
Containers & Packaging - 0.0%        200,000    Sealed Air Corp., 5.375% due 4/15/2008 (a)                                  199,038
                                     135,000    Sealed Air Corp., 6.95% due 5/15/2009 (a)                                   139,144
                                                                                                                       ------------
                                                                                                                            338,182
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Consumer Services        300,000        J. Paul Getty Trust Series 2003, 5.875% due 10/01/2033                  299,063
- 0.0%
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Financial Services       113,000    Bank of America Corp., 6.60% due 5/15/2010                                  117,313
- 1.9%                               855,000    Bank of America Corp., 4.50% due 8/01/2010                                  835,885
                                     750,000    Bank of America Corp., 4.875% due 1/15/2013                                 733,697
                                     850,000    Bank of America Corp., 4.75% due 8/01/2015                                  816,117
                                     300,000    Bank of America NA, 6% due 6/15/2016                                        312,115
                                     730,000    Brascan Corp., 5.75% due 3/01/2010                                          735,727
                                     250,000    CIT Group Funding Co. of Canada, 5.20% due 6/01/2015                        242,146
                                     400,000    CIT Group, Inc., 5.50% due 11/30/2007                                       400,881
                                     640,000    CIT Group, Inc., 4.125% due 11/03/2009                                      620,669
                                     250,000    CIT Group, Inc., 6% due 4/01/2036                                           246,495
                                      90,000    Citicorp, 6.375% due 11/15/2008                                              91,728
                                     350,000    Citigroup, Inc., 3.50% due 2/01/2008                                        343,702
                                     125,000    Citigroup, Inc., 6.50% due 1/18/2011                                        130,787
                                     200,000    Citigroup, Inc., 6% due 2/21/2012                                           206,216
                                     540,000    Citigroup, Inc., 6.625% due 6/15/2032                                       596,552
                                     375,000    Citigroup, Inc., 6% due 10/31/2033                                          384,072
                                     350,000    Citigroup, Inc., 5.85% due 12/11/2034                                       355,311
                                     500,000    General Electric Capital Corp., 4.25% due 1/15/2008                         495,452
                                   1,055,000    General Electric Capital Corp., 6.75% due 3/15/2032                       1,208,268
                                   1,000,000    General Electric Capital Corp. Series A, 4.125% due 3/04/2008               988,301
                                     600,000    General Electric Capital Corp. Series A, 4.875% due 10/21/2010              593,688

Master Aggregate Bond Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                        Face
Industry                              Amount    Corporate Bonds                                                            Value
-----------------------------------------------------------------------------------------------------------------------------------
                                 $   550,000    JPMorgan Chase & Co., 4% due 2/01/2008                                 $    542,704
                                     400,000    JPMorgan Chase & Co., 3.50% due 3/15/2009                                   385,690
                                     500,000    JPMorgan Chase & Co., 4.50% due 11/15/2010                                  486,922
                                     645,000    JPMorgan Chase & Co., 6.625% due 3/15/2012                                  680,340
                                     380,000    JPMorgan Chase & Co., 5.125% due 9/15/2014                                  373,660
                                     500,000    JPMorgan Chase & Co., 5.15% due 10/01/2015                                  490,656
                                     390,000    Nissan Motor Acceptance Corp., 4.625% due 3/08/2010 (a)                     379,098
                                     430,000    Toyota Motor Credit Corp., 4.25% due 3/15/2010                              419,446
                                     525,000    UFJ Finance Aruba AEC, 6.75% due 7/15/2013                                  560,264
                                                                                                                       ------------
                                                                                                                         14,773,902
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Telecommunication        940,000    AT&T, Inc., 5.30% due 11/15/2010                                            940,130
Services - 1.4%                      750,000    AT&T, Inc., 6.15% due 9/15/2034                                             737,675
                                     614,000    BellSouth Corp., 6% due 10/15/2011                                          629,948
                                     250,000    BellSouth Corp., 5.20% due 9/15/2014                                        243,979
                                     170,000    BellSouth Corp., 6.55% due 6/15/2034                                        174,271
                                     350,000    BellSouth Corp., 6% due 11/15/2034                                          336,040
                                   1,295,000    British Telecommunications Plc, 8.625% due 12/15/2010                     1,445,233
                                     200,000    British Telecommunications Plc, 9.125% due 12/15/2030                       273,575
                                     800,000    Deutsche Telekom International Finance BV, 3.875% due 7/22/2008             782,982
                                     150,000    Deutsche Telekom International Finance BV, 8% due 6/15/2010                 162,425
                                     300,000    Deutsche Telekom International Finance BV, 5.75% due 3/23/2016              295,592
                                     450,000    Deutsche Telekom International Finance BV, 8.25% due 6/15/2030              553,203
                                     430,000    Embarq Corp., 7.082% due 6/01/2016                                          437,749
                                     400,000    France Telecom SA, 8.50% due 3/01/2031                                      525,091
                                     255,000    GTE Corp., 6.94% due 4/15/2028                                              267,348
                                     490,000    Royal KPN NV, 8% due 10/01/2010                                             528,702
                                     750,000    Telecom Italia Capital SA, 5.25% due 11/15/2013                             715,117
                                     200,000    Telecom Italia Capital SA, 4.95% due 9/30/2014                              185,288
                                     475,000    Telecom Italia Capital SA, 5.25% due 10/01/2015                             443,702
                                     200,000    Telecom Italia Capital SA, 6% due 9/30/2034                                 181,393
                                     250,000    Telefonos de Mexico, SA de CV, 4.75% due 1/27/2010                          244,404
                                     575,000    Verizon Global Funding Corp., 4.90% due 9/15/2015                           548,396
                                     315,000    Verizon Global Funding Corp., 7.75% due 12/01/2030                          369,488
                                                                                                                       ------------
                                                                                                                         11,021,731
-----------------------------------------------------------------------------------------------------------------------------------
Electric Utilities - 0.8%            200,000    American Electric Power Co., Inc., 5.25% due 6/01/2015                      195,242
                                     150,000    Appalachian Power Co., 6.375% due 4/01/2036                                 154,019
                                     235,000    Arizona Public Service Co., 5.50% due 9/01/2035                             210,040
                                     280,000    Commonwealth Edison Co., 6.95% due 7/15/2018                                288,774
                                     175,000    Consolidated Edison Co. of New York, 4.70% due 6/15/2009                    172,967
                                     375,000    Consolidated Edison Co. of New York, Series 03-C,
                                                5.10% due 6/15/2033                                                         333,463
                                     500,000    DTE Energy Co., 6.35% due 6/01/2016                                         519,393
                                     125,000    Entergy Mississippi, Inc., 5.15% due 2/01/2013                              120,521
                                     200,000    Exelon Corp., 5.625% due 6/15/2035                                          188,392
                                     175,000    FPL Group Capital, Inc., 7.375% due 6/01/2009                               183,124
                                     200,000    FirstEnergy Corp. Series B, 6.45% due 11/15/2011                            208,562
                                     305,000    Florida Power & Light Co., 5.40% due 9/01/2035                              290,273

Master Aggregate Bond Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                        Face
Industry                              Amount    Corporate Bonds                                                            Value
-----------------------------------------------------------------------------------------------------------------------------------
                                 $   160,000    Georgia Power Co. Series K, 5.125% due 11/15/2012                      $    158,009
                                     160,000    Hydro-Quebec, 8.40% due 1/15/2022                                           207,707
                                     160,000    Hydro Quebec Series GF, 8.875% due 3/01/2026                                223,554
                                     200,000    Metropolitan Edison Co., 4.875% due 4/01/2014                               190,558
                                     200,000    Ohio Power Co. Series G, 6.60% due 2/15/2033                                212,826
                                     350,000    Pepco Holdings Inc, 6.45% due 8/15/2012                                     362,870
                                     110,000    Progress Energy, Inc., 7.10% due 3/01/2011                                  117,145
                                     850,000    Progress Energy, Inc., 5.625% due 1/15/2016                                 848,020
                                     175,000    Public Service Co. of Colorado Series 15, 5.50% due 4/01/2014               175,419
                                     150,000    Public Service Co. of New Mexico, 4.40% due 9/15/2008                       147,252
                                     150,000    Southern California Edison Co., 6% due 1/15/2034                            152,931
                                     125,000    Southern California Edison Co., 5.55% due 1/15/2036                         119,705
                                     300,000    Westar Energy, Inc., 5.10% due 7/15/2020                                    278,951
                                     280,000    Wisconsin Electric Power, 5.625% due 5/15/2033                              273,956
                                                                                                                       ------------
                                                                                                                          6,333,673
-----------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment - 0.0%          250,000    Cooper Industries, Inc., 5.50% due 11/01/2009                               251,176
-----------------------------------------------------------------------------------------------------------------------------------
Energy Equipment & Services          150,000    Halliburton Co., 5.50% due 10/15/2010                                       149,733
- 0.1%                               225,000    Nabors Industries, Inc., 5.375% due 8/15/2012                               219,960
                                      75,000    Weatherford International Ltd., 5.50% due 2/15/2016                          72,852
                                                                                                                       ------------
                                                                                                                            442,545
-----------------------------------------------------------------------------------------------------------------------------------
Food & Staples Retailing - 0.4%      200,000    CVS Corp., 4% due 9/15/2009                                                 193,357
                                     525,000    The Kroger Co., 7.50% due 4/01/2031                                         589,253
                                     110,000    SYSCO Corp., 5.375% due 9/21/2035                                           103,930
                                   1,735,000    Wal-Mart Stores, Inc., 6.875% due 8/10/2009                               1,807,568
                                     125,000    Wal-Mart Stores, Inc., 7.55% due 2/15/2030                                  151,612
                                                                                                                       ------------
                                                                                                                          2,845,720
-----------------------------------------------------------------------------------------------------------------------------------
Food Products - 0.5%                 285,000    Archer Daniels Midland Co., 5.935% due 10/01/2032                           288,933
                                     200,000    Campbell Soup Co., 4.875% due 10/01/2013                                    192,856
                                     200,000    ConAgra Foods, Inc., 7% due 10/01/2028                                      216,675
                                     400,000    General Mills Inc., 6% due 2/15/2012                                        409,723
                                     350,000    The Hershey Co., 5.45% due 9/01/2016                                        351,014
                                     500,000    Kellogg Co., 2.875% due 6/01/2008                                           482,599
                                     260,000    Kraft Foods, Inc., 5.625% due 11/01/2011                                    262,764
                                   1,000,000    Kraft Foods, Inc. Series A, 4.125% due 11/12/2009                           969,942
                                     170,000    Sara Lee Corp., 6.25% due 9/15/2011                                         173,139
                                     180,000    Sara Lee Corp., 6.125% due 11/01/2032                                       162,869
                                      90,000    Unilever Capital Corp., 7.125% due 11/01/2010                                95,600
                                     200,000    Unilever Capital Corp., 5.90% due 11/15/2032                                201,708
                                     235,000    WM Wrigley Jr. Co., 4.65% due 7/15/2015                                     223,383
                                                                                                                       ------------
                                                                                                                          4,031,205
-----------------------------------------------------------------------------------------------------------------------------------
Gas Utilities - 0.1%                 200,000    AGL Capital Corp., 4.45% due 4/15/2013                                      186,498
                                     300,000    Atmos Energy Corp., 7.375% due 5/15/2011                                    320,276
                                     260,000    Nisource Finance Corp., 5.25% due 9/15/2017                                 243,686
                                                                                                                       ------------
                                                                                                                            750,460
-----------------------------------------------------------------------------------------------------------------------------------
Health Care Equipment &              320,000    Baxter International, Inc., 4.625% due 3/15/2015                            301,497
Supplies - 0.1%                      355,000    Boston Scientific Corp., 5.45% due 6/15/2014                                340,835
                                     185,000    Medtronic, Inc., 4.375% due 9/15/2010                                       179,491
                                                                                                                       ------------
                                                                                                                            821,823
-----------------------------------------------------------------------------------------------------------------------------------
Health Care Providers &              300,000    Quest Diagnostics, Inc., 5.45% due 11/01/2015                               289,590
Services - 0.1%                      375,000    UnitedHealth Group, Inc., 3.30% due 1/30/2008                               366,789

Master Aggregate Bond Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                        Face
Industry                              Amount    Corporate Bonds                                                            Value
-----------------------------------------------------------------------------------------------------------------------------------
                                 $   150,000    UnitedHealth Group, Inc., 5.375% due 3/15/2016                         $    148,541
                                     300,000    UnitedHealth Group, Inc., 5.80% due 3/15/2036                               294,996
                                                                                                                       ------------
                                                                                                                          1,099,916
-----------------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants &                380,000    Carnival Corp., 3.75% due 11/15/2007                                        374,852
Leisure - 0.1%                       225,000    Carnival Corp., 6.15% due 4/15/2008                                         226,066
                                     350,000    Yum! Brands, Inc., 7.65% due 5/15/2008                                      359,801
                                                                                                                       ------------
                                                                                                                            960,719
-----------------------------------------------------------------------------------------------------------------------------------
Household Durables - 0.3%            360,000    Black & Decker Corp., 4.75% due 11/01/2014                                  334,142
                                     320,000    Centex Corp., 7.875% due 2/01/2011                                          344,972
                                     430,000    DR Horton, Inc., 6.50% due 4/15/2016                                        432,622
                                     200,000    Fortune Brands, Inc., 5.125% due 1/15/2011                                  196,258
                                     200,000    Lennar Corp., 5.95% due 3/01/2013                                           199,798
                                     110,000    Pulte Homes, Inc., 7.875% due 8/01/2011                                     119,071
                                     350,000    Pulte Homes, Inc., 5.25% due 1/15/2014                                      334,857
                                      75,000    The Stanley Works, 4.90% due 11/01/2012                                      72,839
                                     325,000    Toll Brothers Finance Corp., 6.875% due 11/15/2012                          335,095
                                                                                                                       ------------
                                                                                                                          2,369,654
-----------------------------------------------------------------------------------------------------------------------------------
Household Products - 0.1%            390,000    Clorox Co., 4.20% due 1/15/2010                                             378,329
                                     180,000    The Procter & Gamble Co., 4.95% due 8/15/2014                               175,791
                                     200,000    The Procter & Gamble Co., 4.85% due 12/15/2015                              192,962
                                     250,000    The Procter & Gamble Co., 5.80% due 8/15/2034                               257,683
                                                                                                                       ------------
                                                                                                                          1,004,765
-----------------------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates             575,000    General Electric Co., 5% due 2/01/2013                                      568,618
- 0.2%                               300,000    Tyco International Group SA, 6.125% due 1/15/2009                           304,439
                                     600,000    Tyco International Group SA, 6% due 11/15/2013                              620,804
                                                                                                                       ------------
                                                                                                                          1,493,861
-----------------------------------------------------------------------------------------------------------------------------------
Insurance - 0.9%                     350,000    ACE INA Holdings Inc., 5.875% due 6/15/2014                                 356,719
                                     600,000    AXA Financial, Inc., 7.75% due 8/01/2010                                    646,243
                                     400,000    The Allstate Corp., 6.125% due 2/15/2012                                    414,326
                                     220,000    The Allstate Corp., 5% due 8/15/2014                                        214,689
                                     150,000    The Allstate Corp., 5.35% due 6/01/2033                                     140,762
                                     325,000    American General Corp., 7.50% due 7/15/2025                                 385,354
                                     450,000    Berkshire Hathaway Finance Corp., 4.125% due 1/15/2010                      437,348
                                     350,000    Berkshire Hathaway Finance Corp., 4.85% due 1/15/2015                       339,123
                                     300,000    Genworth Financial, Inc., 5.75% due 6/15/2014                               305,678
                                     300,000    Hartford Financial Services Group, Inc., 6.10% due 10/01/2041               303,452
                                     275,000    John Hancock Financial Services, Inc., 5.625% due 12/01/2008                276,359
                                     175,000    Marsh & McLennan Cos., Inc., 6.25% due 3/15/2012                            178,426
                                     200,000    Marsh & McLennan Cos., Inc., 5.75% due 9/15/2015                            196,762
                                     150,000    MetLife, Inc., 6.125% due 12/01/2011                                        155,063
                                     450,000    MetLife, Inc., 5% due 11/24/2013                                            440,322
                                     200,000    MetLife, Inc., 5.70% due 6/15/2035                                          195,447
                                     500,000    Monumental Global Funding II, 4.375% due 7/30/2009 (a)                      489,172
                                     145,000    New York Life Insurance Co., 5.875% due 5/15/2033 (a)                       148,029
                                      75,000    The Progressive Corp., 6.25% due 12/01/2032                                  79,596
                                     500,000    Prudential Financial, Inc., 5.10% due 9/20/2014                             488,391
                                     100,000    RLI Corp., 5.95% due 1/15/2014                                               98,008
                                     150,000    SunAmerica, Inc., 5.60% due 7/31/2097                                       134,559
                                     250,000    Travelers Property Casualty Corp., 6.375% due 3/15/2033                     263,300
                                     350,000    W.R. Berkley Corp., 5.125% due 9/30/2010                                    345,245
                                      60,000    Western & Southern Financial Group, Inc., 5.75% due 7/15/2033 (a)            58,407
                                                                                                                       ------------
                                                                                                                          7,090,780
-----------------------------------------------------------------------------------------------------------------------------------

Master Aggregate Bond Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                        Face
Industry                              Amount    Corporate Bonds                                                            Value
-----------------------------------------------------------------------------------------------------------------------------------
Machinery - 0.3%                 $   300,000    Caterpillar Financial Services Corp., 4.60% due 1/15/2014              $    284,968
                                   1,000,000    Caterpillar, Inc., 6.55% due 5/01/2011                                    1,046,870
                                     230,000    Deere & Co., 6.95% due 4/25/2014                                            250,210
                                     220,000    Dover Corp., 4.875% due 10/15/2015                                          210,951
                                     500,000    John Deere Capital Corp., 4.875% due 3/16/2009                              495,545
                                     100,000    John Deere Capital Corp, 7% due 3/15/2012                                   107,014
                                                                                                                       ------------
                                                                                                                          2,395,558
-----------------------------------------------------------------------------------------------------------------------------------
Media - 1.1%                         255,000    British Sky Broadcasting Plc, 8.20% due 7/15/2009                           271,524
                                     330,000    CBS Corp., 5.50% due 5/15/2033                                              274,067
                                     200,000    COX Enterprises, Inc., 4.375% due 5/01/2008 (a)                             196,537
                                     450,000    Comcast Cable Communications, 8.875% due 5/01/2017                          541,931
                                     465,000    Comcast Corp., 5.85% due 1/15/2010                                          471,489
                                     300,000    Comcast Corp., 6.50% due 1/15/2017                                          313,057
                                     445,000    Comcast Corp., 7.05% due 3/15/2033                                          475,838
                                     250,000    Comcast Corp., 6.50% due 11/15/2035                                         251,766
                                      85,000    Cox Communications, Inc., 7.125% due 10/01/2012                              90,616
                                     450,000    Cox Communications, Inc., 6.80% due 8/01/2028                               459,723
                                     200,000    IAC/InterActiveCorp, 7% due 1/15/2013                                       207,121
                                     665,000    News America, Inc., 7.25% due 5/18/2018                                     729,381
                                     340,000    News America, Inc., 7.28% due 6/30/2028                                     365,908
                                     345,000    The Thomson Corp., 5.75% due 2/01/2008                                      346,033
                                     325,000    The Thomson Corp., 4.25% due 8/15/2009                                      315,695
                                     352,000    Time Warner Companies, Inc., 6.875% due 6/15/2018                           374,280
                                   1,660,000    Time Warner, Inc., 6.875% due 5/01/2012                                   1,754,203
                                     400,000    Time Warner, Inc., 7.70% due 5/01/2032                                      451,317
                                     350,000    Viacom, Inc., 6.875% due 4/30/2036                                          346,038
                                     375,000    Walt Disney Co., 6.375% due 3/01/2012                                       393,013
                                                                                                                       ------------
                                                                                                                          8,629,537
-----------------------------------------------------------------------------------------------------------------------------------
Metals & Mining - 0.3%               300,000    Alcan, Inc., 5% due 6/01/2015                                               285,340
                                     150,000    Alcan, Inc., 5.75% due 6/01/2035                                            141,024
                                      70,000    Alcoa, Inc., 6% due 1/15/2012                                                71,830
                                     400,000    Alcoa, Inc., 5.375% due 1/15/2013                                           399,260
                                     365,000    BHP Finance USA Ltd., 6.42% due 3/01/2026                                   388,090
                                     200,000    Barrick Gold Finance, Inc., 4.875% due 11/15/2014                           189,534
                                     120,000    Corporacion Nacional del Cobre de Chile - CODELCO, 6.375%
                                                due 11/30/2012 (a)                                                          125,261
                                     300,000    Inco Ltd., 7.75% due 5/15/2012                                              328,158
                                     150,000    Teck Cominco Ltd., 6.125% due 10/01/2035                                    144,116
                                     400,000    Textron Financial Corp. Series E, 4.125% due 3/03/2008                      394,385
                                                                                                                       ------------
                                                                                                                          2,466,998
-----------------------------------------------------------------------------------------------------------------------------------
Multi-Utilities - 0.6%               180,000    Baltimore Gas & Electric, 5.20% due 6/15/2033                               157,474
                                     300,000    CenterPoint Energy Resources Corp. Series B, 7.875% due 4/01/2013           332,853
                                     115,000    Cincinnati Gas & Electric, 5.70% due 9/15/2012                              116,079
                                     250,000    Dominion Resources, Inc., 4.125% due 2/15/2008                              246,268
                                     300,000    Dominion Resources, Inc., 5.70% due 9/17/2012                               303,400
                                     180,000    Dominion Resources, Inc., 5.95% due 6/15/2035                               176,963
                                     541,000    Dominion Resources, Inc. Series A, 8.125% due 6/15/2010                     586,677
                                   1,150,000    Duke Energy Corp., 6.25% due 1/15/2012                                    1,197,440

Master Aggregate Bond Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                        Face
Industry                              Amount    Corporate Bonds                                                            Value
-----------------------------------------------------------------------------------------------------------------------------------
                                 $   200,000    New York State Electric & Gas Corp., 5.75% due 5/01/2023               $    191,514
                                     250,000    Pacific Gas & Electric Co., 4.20% due 3/01/2011                             239,363
                                     200,000    Pacific Gas & Electric Co., 6.05% due 3/01/2034                             201,715
                                     245,000    Public Service Electric & Gas, 5.125% due 9/01/2012                         241,689
                                     170,000    South Carolina Electric & Gas, 6.70% due 2/01/2011                          178,264
                                     290,000    Southern Power Co. Series B, 6.25% due 7/15/2012                            299,628
                                     250,000    Xcel Energy, Inc., 6.50% due 7/01/2036                                      264,137
                                                                                                                       ------------
                                                                                                                          4,733,464
-----------------------------------------------------------------------------------------------------------------------------------
Multiline Retail - 0.4%               25,000    Federated Department Stores, 6.625% due 9/01/2008                            25,407
                                     135,000    Federated Department Stores, 6.30% due 4/01/2009                            137,250
                                     670,000    JC Penny Corp. Inc., 8% due 3/01/2010                                       713,365
                                     235,000    Kohl's Corp., 6.30% due 3/01/2011                                           242,322
                                     600,000    The May Department Stores Co., 5.75% due 7/15/2014                          586,910
                                     888,000    Target Corp., 10% due 1/01/2011                                           1,029,410
                                     100,000    Target Corp., 6.75% due 1/01/2028                                           111,837
                                                                                                                       ------------
                                                                                                                          2,846,501
-----------------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels           20,000    Amerada Hess Corp., 7.30% due 8/15/2031                                      22,321
- 1.7%                               390,000    Anadarko Finance Co. Series B, 6.75% due 5/01/2011                          408,804
                                      60,000    Anadarko Finance Co. Series B, 7.50% due 5/01/2031                           68,077
                                     370,000    Apache Corporation, 6.25% due 4/15/2012                                     384,175
                                     320,000    Atlantic Richfield Co., 5.90% due 4/15/2009                                 324,794
                                     730,000    Burlington Resources Finance Co., 6.50% due 12/01/2011                      767,702
                                     525,000    Canadian Natural Resources Ltd., 4.90% due 12/01/2014                       495,093
                                     485,000    ChevronTexaco Capital Co., 3.375% due 2/15/2008                             475,368
                                     125,000    Colonial Pipeline Co., 7.63% due 4/15/2032 (a)                              155,225
                                     555,000    Conoco Phillips Holding Co., 6.95% due 4/15/2029                            630,411
                                     475,000    Consolidated Natural Gas Co. Series C, 6.25% due 11/01/2011                 490,596
                                     600,000    EnCana Corp., 4.75% due 10/15/2013                                          569,632
                                     900,000    Enterprise Products Operating LP, 5.60% due 10/15/2014                      883,919
                                     104,500    Kern River Funding Corp., 4.893% due 4/30/2018 (a)                          101,449
                                     250,000    Kinder Morgan Energy Partners LP, 5.35% due 8/15/2007                       249,671
                                     760,000    Midamerican Energy Holdings Co., 5.875% due 10/01/2012                      773,640
                                     175,000    Midamerican Energy Holdings Co., 6.125% due 4/01/2036                       176,409
                                     150,000    Motiva Enterprises LLC, 5.20% due 9/15/2012 (a)                             148,120
                                     100,000    Murphy Oil Corp., 6.375% due 5/01/2012                                      102,210
                                     400,000    Nexen, Inc., 5.05% due 11/20/2013                                           386,059
                                     950,000    Norsk Hydro ASA, 6.36% due 1/15/2009                                        968,152
                                     150,000    Occidental Petroleum Corp., 8.45% due 2/15/2029                             196,894
                                     745,000    Ocean Energy, Inc., 7.25% due 10/01/2011                                    794,843
                                     200,000    PTT PCL, 5.875% due 8/03/2035 (a)                                           186,664
                                   1,025,000    Pemex Project Funding Master Trust, 8.85% due 9/15/2007                   1,047,550
                                     405,000    Pemex Project Funding Master Trust, 9.125% due 10/13/2010                   454,208
                                      40,000    Pemex Project Funding Master Trust, 8.625% due 2/01/2022                     49,440
                                     200,000    Petro-Canada, 5.95% due 5/15/2035                                           189,648
                                     210,000    Plains All American Pipeline LP, 5.625% due 12/15/2013                      206,631
                                     150,000    TGT Pipeline LLC, 5.20% due 6/01/2018                                       139,477
                                     225,000    Talisman Energy, Inc., 5.85% due 2/01/2037                                  205,361
                                     300,000    Texas Gas Transmission Corp., 4.60% due 6/01/2015                           277,993
                                     200,000    Transocean, Inc., 7.50% due 4/15/2031                                       226,362
                                     400,000    Valero Energy Corp., 6.875% due 4/15/2012                                   422,924
                                     175,000    XTO Energy, Inc., 4.90% due 2/01/2014                                       166,827
                                     300,000    XTO Energy, Inc., 5% due 1/31/2015                                          284,875
                                                                                                                       ------------
                                                                                                                         13,431,524
-----------------------------------------------------------------------------------------------------------------------------------

Master Aggregate Bond Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                        Face
Industry                              Amount    Corporate Bonds                                                            Value
-----------------------------------------------------------------------------------------------------------------------------------
Paper & Forest Products - 0.2%   $   300,000    Celulosa Arauco y Constitucion SA, 5.125% due 7/09/2013                $    289,964
                                     300,000    International Paper Co., 5.30% due 4/01/2015                                289,113
                                     150,000    Inversiones CMPC SA, 4.875% due 6/18/2013 (a)                               144,268
                                     200,000    Westvaco Corp., 8.20% due 1/15/2030                                         224,261
                                     242,000    Weyerhaeuser Co., 5.95% due 11/01/2008                                      243,935
                                     250,000    Weyerhaeuser Co., 6.75% due 3/15/2012                                       262,191
                                     275,000    Weyerhaeuser Co., 7.375% due 3/15/2032                                      287,052
                                                                                                                       ------------
                                                                                                                          1,740,784
-----------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals - 0.5%               225,000    Abbott Laboratories, 3.50% due 2/17/2009                                    217,730
                                     385,000    Abbott Laboratories, 5.875% due 5/15/2016                                   396,562
                                     560,000    AstraZeneca Group Plc, 5.40% due 6/01/2014                                  562,410
                                     290,000    Eli Lilly & Co., 7.125% due 6/01/2025                                       338,273
                                     200,000    GlaxoSmithKline Capital Inc., 5.375% due 4/15/2034                          193,727
                                     300,000    Johnson & Johnson, 4.95% due 5/15/2033                                      282,320
                                     300,000    Merck & Co., 6.40% due 3/01/2028                                            320,606
                                     250,000    Pfizer, Inc., 4.65% due 3/01/2018                                           235,421
                                     160,000    Teva Pharmaceutical Finance LLC, 6.15% due 2/01/2036                        155,460
                                     700,000    Wyeth, 5.50% due 2/01/2014                                                  703,592
                                     200,000    Wyeth, 6.50% due 2/01/2034                                                  217,546
                                                                                                                       ------------
                                                                                                                          3,623,647
-----------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts        215,000    AvalonBay Communities, Inc., 6.625% due 9/15/2011                           225,874
(REITs) - 0.6%                       195,000    Brandywine Operating Partnership LP, 5.625% due 12/15/2010                  195,710
                                     530,000    Developers Diversified Realty Corp., 6.625% due 1/15/2008                   535,764
                                     100,000    Developers Diversified Realty Corp., 5.375% due 10/15/2012                   99,040
                                     450,000    Duke Realty LP, 5.25% due 1/15/2010                                         447,779
                                     200,000    EOP Operating LP, 6.75% due 2/15/2012                                       215,994
                                      25,000    EOP Operating LP, 7.50% due 4/19/2029                                        28,174
                                     400,000    ERP Operating LP, 5.25% due 9/15/2014                                       395,516
                                     400,000    HRPT Properties Trust, 5.75% due 2/15/2014                                  400,263
                                     265,000    iStar Financial, Inc., 5.65% due 9/15/2011                                  264,421
                                     275,000    Liberty Property-LP, 7.25% due 3/15/2011                                    292,788
                                     350,000    Prologis, 5.625% due 11/15/2015                                             348,275
                                     250,000    Simon Property Group LP, 4.60% due 6/15/2010                                243,831
                                     750,000    Simon Property Group LP, 6.10% due 5/01/2016                                777,434
                                     400,000    Vornado Realty LP, 5.60% due 2/15/2011                                      398,794
                                     240,000    Westfield Capital Corp. Ltd., 5.125% due 11/15/2014 (a)                     233,140
                                                                                                                       ------------
                                                                                                                          5,102,797
-----------------------------------------------------------------------------------------------------------------------------------
Road & Rail - 0.3%                   250,000    Burlington Northern Santa Fe Corp., 6.20% due 8/15/2036                     257,572
                                     400,000    CSX Corp., 6.75% due 3/15/2011                                              419,997
                                     500,000    Canadian National Railway Co., 6.375% due 10/15/2011                        521,648
                                     675,000    Norfolk Southern Corp., 6.75% due 2/15/2011                                 709,873
                                     105,000    Norfolk Southern Corp., 5.59% due 5/17/2025                                 101,828
                                     315,000    Norfolk Southern Corp., 7.25% due 2/15/2031                                 367,896
                                     275,000    TTX Co., 4.90% due 3/01/2015 (a)                                            262,337
                                                                                                                       ------------
                                                                                                                          2,641,151
-----------------------------------------------------------------------------------------------------------------------------------
Software - 0.1%                      830,000    Oracle Corp. and Ozark Holding, Inc., 5.25% due 1/15/2016                   812,484
-----------------------------------------------------------------------------------------------------------------------------------
Specialty Retail - 0.1%              500,000    Home Depot, Inc., 5.40% due 3/01/2016                                       489,023
                                      65,000    Lowe's Cos., Inc., 6.50% due 3/15/2029                                       69,467
                                     200,000    Limited Brands, 6.125% due 12/01/2012                                       202,189
                                                                                                                       ------------
                                                                                                                            760,679
-----------------------------------------------------------------------------------------------------------------------------------

Master Aggregate Bond Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                        Face
Industry                              Amount    Corporate Bonds                                                            Value
-----------------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage Finance       $   550,000    Countrywide Financial Corp. Series A, 4.50% due 6/15/2010              $    536,207
- 0.3%                               230,000    Golden West Financial Corp., 4.75% due 10/01/2012                           223,444
                                     300,000    Residential Capital Corp., 6.375% due 6/30/2010                             303,491
                                     300,000    Residential Capital Corp., 6.50% due 4/17/2013                              304,031
                                     145,000    Washington Mutual Financial Corp., 6.875% due 5/15/2011                     153,897
                                     435,000    Washington Mutual, Inc., 4.20% due 1/15/2010                                421,212
                                      90,000    Washington Mutual, Inc., 8.25% due 4/01/2010                                 96,942
                                     300,000    Washington Mutual, Inc., 5.25% due 9/15/2017                                289,272
                                                                                                                       ------------
                                                                                                                          2,328,496
-----------------------------------------------------------------------------------------------------------------------------------
Tobacco - 0.0%                       345,000    Altria Group Inc., 7% due 11/04/2013                                        374,848
-----------------------------------------------------------------------------------------------------------------------------------
Wireless Telecommunication           495,000    AT&T Wireless Services, Inc., 8.75% due 3/01/2031                           643,285
Services - 0.5%                      250,000    America Movil SA de CV, 6.375% due 3/01/2035                                243,911
                                     150,000    Cingular Wireless LLC, 7.125% due 12/15/2031                                166,163
                                     400,000    Sprint Capital Corp., 6.375% due 5/01/2009                                  408,009
                                     260,000    Sprint Capital Corp., 8.375% due 3/15/2012                                  288,959
                                     200,000    Sprint Capital Corp., 6.90% due 5/01/2019                                   206,207
                                     600,000    Sprint Capital Corp., 8.75% due 3/15/2032                                   722,167
                                     530,000    Vodafone Group Plc, 7.75% due 2/15/2010                                     564,812
                                     185,000    Vodafone Group Plc, 7.875% due 2/15/2030                                    217,050
                                     200,000    Vodafone Group Plc, 6.25% due 11/30/2032                                    200,368
                                                                                                                       ------------
                                                                                                                          3,660,931
-----------------------------------------------------------------------------------------------------------------------------------
                                                Total Corporate Bonds
                                                (Cost - $171,517,767) - 21.5%                                           170,761,581
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                Foreign Government Obligations
-----------------------------------------------------------------------------------------------------------------------------------
                                   1,990,000    Canadian Government International Bond, 5.25%                             1,999,715
                                                due 11/05/2008
                                     350,000    Chile Government International Bond, 5.50% due 1/15/2013                    352,590
                                     500,000    China Government International Bond, 7.30% due 12/15/2008                   519,591
                                     400,000    Export-Import Bank of Korea, 5.125% due 2/14/2011                           397,220
                                     625,000    Export-Import Bank of Korea, 5.125% due 3/16/2015                           611,340
                                   1,000,000    Inter-American Development Bank, 6.80% due 10/15/2025                     1,180,947
                                     675,000    Italy Government International Bond, 4% due 6/16/2008                       663,784
                                     450,000    Italy Government International Bond, 6% due 2/22/2011                       464,442
                                     420,000    Italy Government International Bond, 4.50% due 1/21/2015                    402,782
                                   1,050,000    Italy Government International Bond, 6.875% due 9/27/2023                 1,212,111
                                     525,000    Italy Government International Bond, 5.375% due 6/15/2033                   517,691
                                   1,000,000    Landwirtschaftliche Rentenbank, 4.875% due 2/14/2011                        993,309
                                   1,580,000    Mexico Government International Bond Series A, 6.75%
                                                due 9/27/2034                                                             1,706,400
                                     220,000    Poland Government International Bond, 5% due 10/19/2015                     216,165
                                     920,000    Province of Manitoba Canada, 5.50% due 10/01/2008                           926,366
                                     850,000    Province of Ontario, 3.125% due 5/02/2008                                   827,193
                                     500,000    Province of Ontario, 4.75% due 1/19/2016                                    488,927
                                     250,000    Province of Quebec, 7.50% due 9/15/2029                                     317,214
                                     950,000    Province of Quebec, 4.60% due 5/26/2015                                     913,587
-----------------------------------------------------------------------------------------------------------------------------------
                                                Total Foreign Government Obligations
                                                (Cost - $14,740,148) - 1.8%                                              14,711,374
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                Capital Trusts
-----------------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels           75,000    Pemex Project Funding Master Trust, 7.375% due 12/15/2014                    82,575
- 0.0%
-----------------------------------------------------------------------------------------------------------------------------------
                                                Total Capital Trusts (Cost - $77,141) - 0.0%                                 82,575
-----------------------------------------------------------------------------------------------------------------------------------

Master Aggregate Bond Index Series of Quantitative Master Series Trust
Schedule of Investments as of December 31, 2006                (in U.S. dollars)

                                        Face
State                                 Amount    Municipal Bonds                                                            Value
-----------------------------------------------------------------------------------------------------------------------------------
Illinois - 0.1%                  $   900,000    Illinois State, GO, 5.10% due 6/01/2033                                $    862,560
-----------------------------------------------------------------------------------------------------------------------------------
Texas - 0.1%                       1,040,000    Dallas, Texas, GO, Series C, 5.25% due 2/15/2024                          1,028,477
-----------------------------------------------------------------------------------------------------------------------------------
                                                Total Municipal Bonds (Cost - $1,859,936) - 0.2%                          1,891,037
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                Short-Term Securities
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Government Agency            10,100,000    Federal Home Loan Bank System, 4.80% due 1/02/2007                       10,100,000
Obligations**
-----------------------------------------------------------------------------------------------------------------------------------
                                                Total Short-Term Securities (Cost - $10,100,000) - 1.3%                  10,100,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                Total Investments (Cost - $809,210,777) - 101.4%                        806,817,567
-----------------------------------------------------------------------------------------------------------------------------------

                                     Number of
                                     Contracts  Options Written
-----------------------------------------------------------------------------------------------------------------------------------
Call Options Written - (0.0%)             13++  Pay a fixed rate of 4.40% and receive a floating rate based on
                                                3-month LIBOR, expiring December 2007, Broker Deutsche Bank AG (e)          (46,528)
-----------------------------------------------------------------------------------------------------------------------------------
Put Options Written - (0.0%)              13++  Receive a fixed rate of 5.40% and pay a floating rate based on
                                                3-month LIBOR, expiring December 2007, Broker Deutsche Bank AG (e)          (70,694)
-----------------------------------------------------------------------------------------------------------------------------------
                                                Total Options Written
                                                (Premiums Received - $225,280) - (0.0%)                                    (117,222)
-----------------------------------------------------------------------------------------------------------------------------------
                                                Total Investments, Net of Options Written
                                                (Cost - $808,985,497+) - 101.4%                                         806,700,345
                                                Liabilities in Excess of Other Assets - (1.4%)                          (11,249,580)
                                                                                                                       ------------
                                                Net Assets - 100.0%                                                    $795,450,765
                                                                                                                       ============

* Mortgage-Backed Securities are subject to principal paydowns. As a result of prepayments or refinancing of the underlying mortgage instruments, the average life may be substantially less than the original maturity.
** Short-term U.S. Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase.
+ The cost and unrealized appreciation (depreciation) of investments, net of options written, as of December 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost                                              $ 810,556,690
                                                                  =============
      Gross unrealized appreciation                               $   5,949,743
      Gross unrealized depreciation                                  (9,806,088)
                                                                  -------------
      Net unrealized depreciation                                 $  (3,856,345)
                                                                  =============

++    One contract represents a notional amount of $1,000,000.
(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(b) Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      ---------------------------------------------------------------------------------------------------------------------------
                                                                  Purchase              Sale            Realized         Interest
      Affiliate                                                     Cost                Cost              Gain            Income
      ---------------------------------------------------------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC Money Market Series            --             ($50,141,250) *        --            $ 51,939
      PNC Funding Corp., 4.20% due 3/10/2008                         --                   --               --            $ 20,942
      ---------------------------------------------------------------------------------------------------------------------------

      *     Represents net sale cost.

(c)   Floating rate security.
(d) Represents or includes a "to-be-announced" transaction. The Series has committed to purchasing and/or selling securities for which all specific information is not available at this time.
(e) This European style swaption, which can be exercised only to the expiration date, represents a standby commitment whereby the Series is obligated to enter into a predetermined interest rate swap contract upon exercise of swaption.
o For Series compliance purposes, the Series' industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON DETAILED SCHEDULE OF INVESTMENTS

To the Investors and Board of Trustees of Quantitative Master Series Trust:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Master Aggregate Bond Index Series (the "Series"), one of the portfolios constituting the Quantitative Master Series Trust (the "Trust"), as of December 31, 2006, and for the year then ended and have issued our report thereon dated February 27, 2007 which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Series' schedule of investments in securities (the "Schedule") as of December 31, 2006 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Trust's management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Series referred to above, presents fairly, in all material respects, the information set forth therein.

Deloitte & Touche LLP
Princeton, New Jersey
February 27, 2007

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - As of September 29, 2006, with the conclusion of the combination of Merrill Lynch's asset management business with BlackRock, the registrant was migrated to BlackRock's trading and compliance monitoring systems, and various personnel changes occurred. In conjunction with these business improvements, there were no changes in the registrants internal control over financial reporting (as defined in Rule 30a-3(d) under Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Aggregate Bond Index Fund of BlackRock Index Funds, Inc. and Master Aggregate Bond Index Series of Quantitative Master Series Trust


By: /s/ Robert C. Doll, Jr.
    -------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Aggregate Bond Index Fund of BlackRock Index Funds, Inc. and Master Aggregate Bond Index Series of Quantitative Master Series Trust

Date: February 20, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Aggregate Bond Index Fund of BlackRock Index Funds, Inc. and Master Aggregate Bond Index Series of Quantitative Master Series Trust

Date: February 20, 2007


By: /s/ Donald C. Burke
    -------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock Aggregate Bond Index Fund of BlackRock Index Funds, Inc. and Master Aggregate Bond Index Series of Quantitative Master Series Trust

Date: February 20, 2007